Amendment

and

Restatement

Deed

re

Secured

Loan

Agreement

dated

7

January
2016
Dated

July 2023
(1)
Aster

Shipping

Company

Inc.
Aerik

Shipping

Company

Inc.
(as Borrowers)
(2)
Diana

Shipping

Inc.
(as Guarantor)
(3)
Diana

Shipping Services

S.A.
(as Other Security

Party)
(4)
The

Export-Import

Bank

of

China
(as Lenders)
(5)
The

Export-Import

Bank

of

China
(as Arranger)
(6)
The

Export-Import

Bank

of

China
(as Agent)
(7)
The

Export-Import

Bank

of

China
(as Security Agent)

LONLIVE\107669195
.3

Contents
Page
1
Definitions and Interpretation

................................

................................

...........

2
2
Conditions ................................................................

................................

.......

2
3
Representations ................................................................

.............................. 3
4
Amendment and restatement of Loan Agreement............................................ 3
5
Release of Outgoing Borrower................................

................................

.........

3
6
Continuing obligations

................................

................................

..................... 3
7
Confirmations and Undertakings

................................

................................

......

3
8
Partial Invalidity, Notices, Counterparts, Governing Law and Enforcement

......

4
Schedule 1

The Lenders

................................

................................

................................

....

5
Schedule 2

Conditions ................................................................

................................

.......

6
Schedule 3

Amended and Restated Loan Agreement

................................

........................ 8

LONLIVE\107669195.3

Amendment

and

Restatement

Deed
Dated

July 2023
Between:
(1)
Aster Shipping Company Inc. and Aerik Shipping Company Inc. each a company incorporated

under

the

law

of

the

Republic

of

the

Marshall

Islands,

with

registered
address

at

Trust

Company

Complex,

Ajeltake

Road,

Ajeltake

Island,

Majuro,
MH96960, Marshall

Islands (the

"
Borrowers ") and
Houk

Shipping

Company Inc.
,
a company

incorporated under

the law

of the

Republic of

the Marshall

Islands, with
registered

address

at

Trust

Company

Complex,

Ajeltake

Road,

Ajeltake

Island,
Majuro, MH96960 (the " Outgoing Borrower" ); and
(2)
Diana

Shipping

Inc.
, a

company incorporated

under the

law of

the Republic

of the
Marshall

Islands,

with

registered

address

at

Trust

Company

Complex,

Ajeltake
Road,
Ajeltake Island, Majuro, MH96960, Marshall Islands (the " Guarantor "); and
(3)
Diana

Shipping Services

S.A.
, a

company incorporated

under the

law of

Panama,
with

registered

office

at

Edificio

Universal,

Piso

12,

Avenida

Federico

Boyd,
Panama,
Panama (the " Other Security Party "); and
(4)
The

financial

institutions

listed

in

Schedule

1,

each

acting

through

its

office

at

the
address indicated against its name in Schedule 1 (together

the "
Lenders
" and each

a
" Lender "); and
(5)
The

Export-Import Bank

of

China
, acting

as arranger

through its

office at

No. 30,
Fu Xing

Men Nei

Street, Xicheng

District, Beijing

10003, China

(in that

capacity the
" Arranger "); and
(6)
The

Export-Import Bank

of

China
, acting

as agent

through its

office at

No. 30,

Fu
Xing

Men

Nei

Street,

Xicheng

District,

Beijing

10003,

China

(in

that

capacity

the
" Agent "); and
(7)
The Export-Import

Bank of China
, acting as security agent through its office at

No.
30, Fu

Xing Men

Nei Street,

Xicheng District,

Beijing 10003,

China (in

that capacity
the " Security Agent ").
Background

(A)
This

Deed

is

supplemental to

and

amends

and

restates

a

secured

loan

agreement
dated

7

January

2016

(the

"
Loan

Agreement
")

made

between

the

Borrowers,

the
Lenders, the Arranger,

the Agent and the Security Agent

on the terms and subject to
the conditions of which each of the Lenders agreed to advance to the Borrowers on a
joint

and

several

basis

its

respective

Commitment

of

an

aggregate

amount

not
exceeding, as of the date of this Deed, $58,440,000.
(B)
The

parties

to

the

Loan

Agreement

have

agreed

to

amend

and

restate

the

Loan
Agreement in the

form attached to this

Deed at Schedule 3

(
Amended and Restated
Loan

Agreement
)

and

the

Finance

Parties

have

agreed

to

release

the

Outgoing
Borrower from its obligations under the Loan Agreement.

(C)
It is

intended that this

document takes effect

as a

deed notwithstanding the

fact that
a party may only execute this document under hand.
IT IS AGREED as follows:
1
Definitions and Interpretation
1.1
Definitions In this Deed:
" Effective Date " means 21 July 2023.
"
Finance

Parties
"

means

the

Arranger,

the

Agent,

the

Security

Agent

and

the
Lenders.
" Mortgage Addenda
" means the mortgage addenda in respect of

the Vessels, to

be
entered into by the Borrowers in favour of the Security Agent.
" Security Parties
" means any

party to this

Deed (other than

any Finance Party

and
the Outgoing Borrower).
1.2
Construction
1.2.1
Capitalised terms defined in the Loan Agreement have the same meaning in this Deed unless expressly defined in this Deed.
1.2.2
The

provisions of

clause 1.2

of

the

Loan Agreement

apply to

this

Deed as
though

they

were

set

out

in

full

in

this

Deed

except

that

references

to

the
Loan Agreement will be construed as references to this Deed.
1.2.3
References

to

a

Clause,

a

paragraph

or

a

Schedule

are

to

a

Clause,
paragraph or Schedule of this Deed unless otherwise specified.
1.3
Finance Document
The Agent

and the

Borrowers hereby designate

this Deed as

a
Finance Document.
1.4
Joint

and

several

obligations
All

obligations,

representations,

warranties,
covenants and

undertakings of

the

Borrowers under

or pursuant

to

this Deed

shall,
unless otherwise

expressly provided,

be entered

into, made

or given

by them

jointly
and severally.
2
Conditions
2.1
The Borrowers shall

deliver or cause

to be delivered

to or to

the order of the

Agent, no
later

than

five

Business Days

from

the

Effective

Date,

all

the

documents

and

other
evidence listed in Schedule 2 ( Conditions ).
2.2
All documents and evidence delivered to the Agent pursuant to Clause

2.1 shall:
2.2.1
be in form and substance acceptable to the Agent;

2.2.2
if

required

by

the

Agent,

be

certified,

notarised,

legalised

or

attested

in

a
manner acceptable to the Agent.

3
Representations
3.1
Each

of

the

representations

contained

in

clause

11

(
Representations
)

of

the

Loan
Agreement

shall

be

deemed

repeated

by

the

Borrowers

and

the

Guarantor

at

the
date

of

this

Deed

and

at

the

Effective

Date,

by

reference

to

the

facts

and
circumstances

then

pertaining,

as

if

references

to

the

Finance

Documents

include
this Deed.
3.2
Any representation made

by any

Security Party in

any of

the Security

Documents to
which it is a party

shall be deemed repeated by that

Security Party at the date of

this
Deed

and

at

the

Effective

Date,

by

reference

to

the

facts

and

circumstances

then
pertaining.
4
Amendment and restatement of Loan Agreement
4.1
With

effect

from

the

Effective

Date,

the

Loan

Agreement

shall

be

amended

and
restated in the form set out in Schedule 3 ( Amended and Restated Loan Agreement ).
5
Release of Outgoing Borrower
Without prejudice to the obligations

of the Borrowers or the

Guarantor under, or to the
validity of, the

Loan Agreement and

without prejudice

to the obligations

of the Security
Parties under, or to the validity of, the Security Documents all of which shall remain in
full force

and effect

in accordance

with Clause

7, (
Confirmations and Undertakings ),
the

Agent on

behalf of

all the

Finance Parties,

hereby releases

and

discharges the
Outgoing

Borrower

from

all

obligations,

liabilities,

claims

and

demands

whatsoever
under the Loan Agreement with effect from the date of this Deed.
6
Continuing obligations
6.1
Subject to the provisions of this Deed:
6.1.1
the

Loan

Agreement

and

all

other

Finance

Documents

will

remain

in

full
force and effect;
6.1.2
on

and

from

the

Effective

Date,

the

Loan

Agreement

shall

be

read

and
construed

as

amended

and

restated

by

this

Deed

and

references

to

the
Loan

Agreement

in

each

of

the

Finance

Documents

will

be

read

and
construed as references to the Loan Agreement as

amended and restated in
this Deed;

and
6.1.3
nothing in this Deed

shall constitute or

be construed as

a waiver or

release of
any

right

or

remedy

of

the

Finance

Parties

under

the

Finance

Documents
nor

otherwise

prejudice

any

right

or

remedy

of

a

Finance

Party

under

the
Loan Agreement or any other Finance Document.

6.2
The definition of

any term defined

in any of

the Security Documents

shall, to

the extent
necessary,

be

modified

to

reflect

the

amendment

and

restatement

of

the

Loan
Agreement made in this Deed.
7
Confirmations and Undertakings
7.1
Each Security Party confirms that on and after

the Effective Date, all of

its respective
obligations under or pursuant to each of the Security Documents to which it is a party remain in

full force

and effect,

despite the

amendment and

restatement of

the Loan
Agreement made in

this Deed, as

if all references

in any of

the Security Documents

to

the

Loan

Agreement

are

references

to

the

Loan

Agreement

as

amended

and
restated in this Deed.
7.2
The

Guarantor

also

confirms

that

its

Guarantee

will

extend

to

each

Borrower's
obligations under the Loan Agreement (as amended and restated in this Deed).
7.3
If, and

to the

extent that, the

guarantee, undertaking or

indemnity provided under

its
Guarantee is not, for any reason, enforceable

on or after the Effective Date in relation
to

each

Borrower's

obligations

under

the

Finance

Documents

(as

amended

and
restated

by

this

Deed),

the

Guarantor

hereby

guarantees

to,

undertakes

with

and
indemnifies

each

Finance

Party

on

the

terms

of

those

clauses

in

relation

to

those
obligations on and after the Effective Date.
8
Partial Invalidity, Notices, Counterparts, Governing Law and Enforcement
The provisions of clauses 19 ( Partial Invalidity ), 18 ( Notices ), 22.5 ( Counterparts ) and
23 (
Law and

Jurisdiction
) of the

Loan Agreement

shall apply to

this Deed as

if they are
set out in full

and as if (a)

references to each

Party are references

to each party to

this
Deed and (b) references to the Loan Agreement are references to this Deed.
In witness
of which the parties

to this Deed

have executed this Deed

as a deed the

day and
year first before written.

Schedule

1
The Lenders
Lenders
Name Lending office
The Export-Import Bank of China
No.

30,

Fu

Xing

Men

Nei

Street,

Xicheng
District, Beijing 10003, China

Schedule

2
Conditions
1 Corporate documents
(a)
Constitutional

documents
Copies

of

the

constitutional

documents

of
each of

the Borrowers

and the

Guarantor together

with such

other evidence
as the Agent

may reasonably

require that

Borrower or

the Guarantor

is duly
incorporated in

its country

of incorporation

and remains

in existence

with
power to

enter into,

and perform

its obligations

under,

this Deed

and any
document to

be executed

by that

Borrower or

the

Guarantor pursuant

to
this Deed.
(b)
Certificates of good standing
A certificate of good standing in respect

of
each

of

the

Borrowers

and

the

Guarantor

(if

such

a

certificate

can

be
obtained).
(c)
Board resolutions
A copy of a resolution

of the board of directors

of each
of the Borrowers and

a copy of a

resolution of the executive

committee of
the Guarantor:
(i)
approving the terms

of, and the

transactions contemplated

by, this
Deed

and

any

document

to

be

executed

by

that

Borrower

or
Guarantor (as applicable)

pursuant to

this Deed and

resolving that
it execute this Deed and any such document; and
(ii)
authorising

a

specified

person

or

persons

to

execute

this

Deed
and any

such document

(including all

documents and

notices to
be

signed

and/or

dispatched

under

any

such

document)

on

its
behalf.
(d)
Specimen

signatures
A

specimen

of

the

signature

of

each

person
authorised by the resolutions referred to in (c).
(e)
Shareholder resolutions
A copy of a resolution signed by

all the holders
of

the

issued

shares

in

each

of

the

Borrowers,

approving

the

terms

of,
and the transactions contemplated by,

this Deed and any

document to be
executed by that Borrower pursuant to this Deed.
(f)
Officer's certificates
An original certificate of a duly authorised officer

of
each of the Borrowers and the Guarantor:
(i)
certifying that

each copy

document relating

to

it specified

in this
Schedule 2 is correct, complete and in full force and

effect;

(ii)
setting out

the names

of the

directors, officers

and shareholders
of that

Borrower or the

names of the

directors and officers

of the
Guarantor

(as

applicable)

and

the

proportion

of

shares

held

by
each shareholder of that Borrower; and
(iii)
confirming

that,

subject

only

to

the

documents

provided

to

the
Agent pursuant to this Part 1 of this Schedule 2, none of the equivalent

documents

delivered

to

the

Agent

pursuant

to

clause

3.1

of

the

Loan

Agreement

have

been

amended

or
modified in

any way since

the date

of their

delivery to the

Agent,
or

certifying

copies,

as

true,

complete,

accurate

and

neither
amended

nor

revoked,

of

any

which

have

been

amended

or
modified.
(g)
Evidence of registration Where such registration is required or permitted under the laws

of the relevant jurisdiction,

evidence that the names

of the
directors,

officers

and

shareholders

of

each

of

the

Borrowers

and

the
directors

and

officers

of

the

Guarantor

are

duly

registered

in

the
companies registry

or other

registry in

the country of

incorporation of that
Borrower or Guarantor (as applicable).
(h)
Powers

of

attorney
The original

notarially attested

and

legalised power
of

attorney of

each of

the Borrowers

and the

Guarantor under

which this
Deed and any document to be executed by that Borrower or Guarantor

(as
applicable) pursuant

to this

Deed are

to be

executed by

that Borrower

or
Guarantor (as applicable).
2 Security and related documents
(a)
Mortgage Addenda
the Mortgage

Addenda in

respect of

the Vessels, duly
executed.
(b)
Evidence of

registration
Certificates of ownership

and encumbrance (or
equivalent)

issued

by

the

Registrar

of

Ships

of

the

Marshall

Islands

flag
confirming that

the

Mortgage

Addenda have

been

registered

against the
Vessels

and

that

there

are

no

further

Encumbrances

registered

against
the Vessels.
3 Legal opinions
The following legal opinions:
(a)
a legal

opinion of

Stephenson Harwood

LLP,

legal advisers

to the

Agent
as to

English law substantially

in the

form distributed to

the Lender
s prior
to signing this Deed;
(b)
a legal opinion of Hill Dickinson International as to Marshall Islands

law.
4 Other documents and evidence
(a)
Process

agent
Evidence

that

any

process

agent

appointed

pursuant

to
Clause 8 has accepted its appointment.

(b)
Other

Authorisations
A

copy

of

any

other

Authorisation

or

other
document,

opinion

or

assurance

which

the

Agent

considers

to

be
necessary

or

desirable

(if

it

has

notified

the

Borrower

accordingly)

in
connection

with

the

entry

into

and

performance

of

the

transactions
contemplated

by

this

Deed

or

for

the

validity

and

enforceability

of

this
Deed and any document to be executed pursuant to this Deed.

Schedule 3
Amended and Restated Loan Agreement

US$58,440,000

Secured

Loan

Agreement

dated

7

January

2016

as

amended

and
restated by a deed of amendment and

restatement dated

_ July 2023
Aster

shipping

company

Inc.
Aerik

shipping

company

Inc.
(as Borrowers)
-
and -
The

Export-Import

Bank

of

China
(as Lenders)
-
and -
The

Export-Import

Bank

of

China
(as Arrangers)
-
and -
The

Export-Import

Bank

of

China
(as Agent)
-
and -
The

Export-Import

Bank

of

China
(as Security Agent)
LONLIVE\107610866.5

Contents
Page
1
Definitions and Interpretation

................................

................................

...........

1
2
The Loan and its Purpose

................................

................................

..............

12
3
Conditions of Utilisation

................................

................................

.................

13
4
Advance

................................

................................

................................

........

14
5
Repayment

................................

................................

................................

....

15
6
Prepayment

................................

................................

................................

...

15
7
Interest

................................

................................

................................

..........

17
8
Indemnities

................................

................................

................................

....

22
9
Fees

................................

................................

................................

..............

26
10
Security and Application of Moneys

................................

............................... 26
11
Representations ................................................................

............................ 30
12
Undertakings and Covenants ................................

................................

........

32
13
Events of Default

................................

................................

........................... 40
14
Assignment and Sub-Participation

................................

................................

.

44
15
The Agent, the Security Agent and the Lenders ............................................

46
16
Set-Off

................................

................................

................................

...........

53
17
Payments ................................................................

................................

......

53
18
Notices

................................

................................

................................

..........

55
19
Partial Invalidity

................................

................................

............................. 57
20
Remedies and Waivers................................

................................

..................

57
21
Joint and several liability

................................

................................

................

57
22
Miscellaneous

................................

................................

................................ 58
23
Law and Jurisdiction

................................

................................

......................

59
Schedule 1

The Lenders and the Arrangers

................................

................................

.....

61

Part 1 The Lenders and the Commitments

................................

....................

61
Part 2 The Arrangers

................................

................................

.....................

62
Schedule 2

Conditions Precedent and Subsequent

................................

.......................... 63
LONLIVE\107610866.5
Part 1 Conditions precedent

................................

................................

..........

63
Part 2 Conditions subsequent

................................

................................

........

68
Schedule 3

Form of Drawdown Notice

................................

................................

.............

69
Schedule 4

Form of Transfer Certificate

................................

................................

...........

71
Schedule 5

Form of Compliance Certificate ................................................................

.....

74

LONLIVE\107610866.5
3

Loan

Agreement

dated

7

January

2016

as

amended

and

restated

by

a

deed

of
amendment and restatement dated

July 2023
Between:
(1)
Aster Shipping Company

Inc.
and
Aerik Shipping Company

Inc.
each a

company
incorporated under

the

laws of

the Marshall

Islands whose

registered

address is

at
Trust

Company

Complex,

Ajeltake

Road,

Ajeltake

Island,

Majuro,

MH96960,
Marshall

Islands

(together

the

"
Borrowers
"

and

each

a

"
Borrower
")

jointly

and
severally; and
(2)
the

banks

listed

in

Schedule

2,

Part

1

(
The

Lenders

and

the

Commitments
),

each
acting

as

lender

through

its

office

at

the

address

indicated

against

its

name

in
Schedule 2,
Part I (together the " Lenders " and each a " Lender "); and
(3)
the

banks

listed

in

Schedule

2,

Part

2

(
The

Arrangers
),

each

acting

as

arranger
through

its

office

at

the

address

indicated

against

its

name

in

Schedule

2,

Part

2
(together

the "
Arrangers " and each an " Arranger "); and
(4)
The Export-Import

Bank Of

China
, acting as

agent through its

office at No.

30, Fu
Xing

Men

Nei

Street,

Xicheng

District,

Beijing

100031,

The

People's

Republic

of
China (in that capacity the " Agent "); and
(5)
The Export-Import Bank Of

China
, acting as security agent through its office at No.
30, Fu Xing Men

Nei Street, Xicheng District, Beijing 100031,

The People's Republic
of China (in that capacity the " Security Agent ").
Whereas:
(A)
Each Borrower

has agreed

to purchase

the relevant

Vessel

from the

Builder on

the
terms of

the relevant

Building Contract

and intends

to register

that Vessel

under an
Approved Flag.
(B)
Each of

the Lenders

has agreed to

advance to the

Borrowers on

a joint

and several
basis

its

Commitment

(aggregating,

with

all

the

other

Commitments

up

to

the
Maximum Loan Amount)

in two (2) Tranches to assist

the Borrowers to

finance part of
the acquisition cost of the Vessels.
It is agreed as follows:
1
Definitions and Interpretation
1.1 In this Agreement:

" Account Holder " means DNB Bank ASA acting through its branch at 8th Floor, The
Walbrook

Building, 25

Walbrook,

London

EC4N

8AF

or

any

other

bank

or

financial
institution which at any time, with the Security Agent's prior written consent, holds the
Earnings Account.
" Administration
" has the meaning given to it in paragraph 1.1.3 of the

ISM Code.
"
Annex

VI
"

means

Annex

VI

(Regulations

for

the

Prevention

of

Air

Pollution

from
Ships) to the International Convention for the Prevention

of Pollution from Ships 1973
(as modified in 1978 and 1997).
LONLIVE\107610866.5
1

"
Approved

Brokers
"

means

together,

H.

Clarkson

and

Company

Ltd

of

London,
England,

Arrow

Research

Ltd.

of

London,

England,

Astrup

Fearnley

A/S

of

Oslo,
Norway,

R.S.

Platou

Shipbrokers

of

Oslo,

Norway,

Braemar

Seascope

of

London,
England,

Galbraiths

Limited

of

London,

England,

Simpson

Spence

&

Young

of
London, England,

VesselsValue,

Maersk Brokers

K/S and

E.A. Gibson

Shipbrokers
London and

any other

independent firm

of shipbrokers

nominated by

the Borrowers
and approved by the Agent and " Approved Broker " means any one of them.
" Approved Flag " means, in respect of each Vessel, the flag of the Marshall Islands.
" Assignments
"

means

the

first

priority

deeds

of

assignment

from

the

Borrowers
referred to in Clauses 10.1.2 and 10.1.7 ( Security Documents ).
"
Availability

Termination

Date
" means 12

March 2017 or

such later date

as all the
Lenders may in their discretion agree.
"
Break

Costs
"

means

all

sums

payable

by

the

Borrowers

from

time

to

time

under
Clause 8.3 ( Break Costs ).
" Builder
"

means

Jiangnan

Shipyard

(Group)

Co.,

Ltd.,

a

company

incorporated
under

the

laws

of

the

People's

Republic

of

China

with

its

registered

office

at

988,
Changxing

Jiangnan

Road,

Changxing

District,

Chongming

County,

Shanghai
201913, the

People’s Republic of China.
" Building Contracts
" means the

two contracts each

dated 17 May 2013

on the terms
and

subject

to

the

conditions

of

which

the

Builder

has

agreed

to

construct

the
Vessels for, and deliver the Vessel to, the Borrowers and

"
Building Contract " means
any one of them.
" Business Day " means a day (other than a Saturday or Sunday) on which banks are open for

general business in

New York,

London, Athens

and Beijing

and (in

relation
to the fixing of an interest rate) which is a US Government Securities

Business

Day.
" Charter
" means

in respect

of a

Vessel

any bareboat

charter,

time

charter or

other
contract

of

employment, with

a

period

of

duration of

more

than

twelve

(12)

months
(or

which

is

capable

of

exceeding

twelve

(12)

months

duration

(inclusive

of

any
extension options)),

in respect

of that

Vessel

entered or

to be

entered into

between
the relevant Borrower (as owner) and a charterer and " Charters " means all of them.
''
CME

Term

SOFR
''

means

the

Term

SOFR

reference

rate

administered

by

CME
Group Benchmark

Administration Limited (or

any other

person which

takes over

the
administration

of

that

rate)

for

the

relevant

period

published

(before

any correction,
recalculation

or

republication

by

the

administrator)

by

CME

Group

Benchmark
Administration Limited

(or any

other person

which takes

over the

publication of

that
rate).

" Code " means the US Internal Revenue Code of 1986.
" Commitment
"

means,

in

relation

to

a

Lender,

the

amount

of

the

Loan

which

that
Lender

agrees

to

advance

to

the

Borrowers

as

its

several

liability

as

indicated
against the name

of that Lender

in Schedule 2

(
The Lenders and

the Commitments
)
and/or,

where the context

permits, the amount

of the Loan

advanced by that

Lender
and remaining outstanding and " Commitments " means more than one of them.

"
Compliance

Certificate
"

means

a

certificate

substantially

in

the

form

set

out

in
Schedule 6 ( Form of Compliance Certificate ).
" Credit Adjustment Spread " means 0.15% per annum.
"
Currency of

Account
" means, in

relation to any

payment to be

made to a

Finance
Party under a

Finance Document,

the currency in

which that payment

is required

to be
made by the terms of that Finance Document.
" Default
" means an Event of Default

or any event or circumstance which would (with
the

expiry

of

a

grace

period,

the

giving

of

notice,

the

making

of

any

determination
under

the

Finance

Documents

or

any

combination

of

any

of

the

foregoing)

be

an
Event of Default.
" Delivery Date
" means the date of

actual delivery of a Vessel

to a Borrower under a
Building Contract.
" Diana
"

means

Diana

Shipping

Services

S.A.,

a

company

incorporated

under

the
laws

of

the

Republic of

Panama

with

its registered

office

at

Edificio Universal,

Piso
12,

Avenida

Federico

Boyd,

Panama,

Republic

of

Panama,

having

its

established
office in Greece at Pendelis 16, 175 64 Palaio Faliro, Athens, Greece pursuant to the provisions of Greek Law 27/1975.
" DOC
"

means,

in

relation

to

the

ISM

Company,

a

valid

Document

of

Compliance
issued for

the ISM

Company by the

Administration under paragraph

13.2 of the

ISM
Code.
" Dollars ", " $
" and

"
USD
" each

means available

and freely

transferable and

convertible
funds in the lawful currency of the United States of America.
" Drawdown Date
" means the date on which the relevant Tranche

is advanced under
Clause 4 ( Advance ).
"
Drawdown

Notice
" means

a notice

substantially in

the form

set out

in Schedule

5
( Form of Drawdown Notice ).
" Earnings " means (i) all hires, freights, pool income and other sums payable to or for the

account

of

a

Borrower

in

respect

of

a

Vessel

including

(without

limitation)

all
remuneration

for

salvage

and

towage

services,

demurrage

and

detention

moneys,
contributions in general

average, compensation in

respect of any

requisition for hire,
and damages and other

payments (whether awarded by

any court or arbitral

tribunal
or by agreement

or otherwise) for breach,

termination or variation

of any contract for
the operation, employment or

use of a Vessel

and (ii) to the

extent not included in (i)
above all rights, title, interest and benefits of any Charter.

"
Earnings

Accounts
"

means the

bank accounts

to

be opened

in the

names of

the
Borrowers with

the Account

Holder and

designated "Aster

Shipping Company

Inc.

-
Earnings

Account"

and

"Aerik

Shipping

Company

Inc.

-

Earnings

Account"
respectively, and " Earnings Account " means any one of them.
"
Earnings

Account

Charges
"

means

the

deeds

of

charge

referred

to

in

Clause
10.1.4

(
Security

Documents
)

and

"
Earnings

Account

Charge
"

means

any

one

of
them.

" Encumbrance
"

means

a

mortgage,

charge,

assignment,

pledge,

lien,

or

other
security

interest

securing

any

obligation

of

any

person

or

any

other

agreement

or
arrangement having a similar effect.
" Environmental Laws
" means all

local, state, provincial,

federal, state local,

foreign
and

international

laws,

regulations,

treaties

and

conventions

(including

any
amendments

and/or

protocols

thereto)

for

the

time

being

in

force

pertaining

to

the
pollution

or

protection

of

human

health

or

the

environment

(including

ambient

air,
surface water,

ground water,

land surface or

subsurface strata and

all or any

part of
navigable

waters,

waters

of

the

contiguous

zone,

ocean

waters

and

international
waters

(howsoever

called)),

including

laws,

regulations,

treaties

and

conventions
(including any amendments and/or protocols thereto) for the time being in force.
"
Event of

Default
" means any of the events or

circumstances set out in Clause 13.1
( Events of Default ).
"
Facility

Period
"

means

the

period

beginning

on

the

date

of

this

Agreement

and
ending on the date when the whole of the

Indebtedness has been paid in full and the
Security Parties

have ceased

to be

under any

further actual

or contingent

liability to
the Finance Parties under or in connection with the Finance Documents.
"
Fair

Market

Value
" means

the market

value of

a Vessel

calculated in

accordance
with Clause 10.13 ( Fair Market Value determination ).
" FATCA " means:
(a)
sections 1471 to 1474 of the Code or any associated regulations;
(b)
any

treaty,

law

or

regulation

of

any

other

jurisdiction,

or

relating

to

an
intergovernmental

agreement

between

the

US

and

any

other

jurisdiction,
which (in either

case) facilitates the

implementation of any

law or regulation
referred to in paragraph (a) above; or
(c)
any

agreement

pursuant

to

the

implementation

of

any

treaty,

law

or
regulation

referred

to

in

paragraphs

(a)

or

(b)

above

with

the

US

Internal
Revenue

Service,

the

US

government

or

any

governmental

or

taxation
authority in any other jurisdiction.
"
FATCA

Application Date
" means:
(a)
in relation

to a

"withholdable payment" described

in section

1473(1)(A)(i) of
the Code (which

relates to payments

of interest and

certain other payments
from sources within the US), 1 July 2014; or

(b)
in

relation

to

a

"passthru

payment"

described

in

section

1471(d)(7)

of

the
Code

not

falling

within

(a),

the

first

date

from

which

such

payment

may
become subject to a deduction or withholding required by

FATCA.
"
FATCA

Deduction
"

means

a

deduction

or

withholding

from

a

payment

under

a
Finance Document required by FATCA.
"
FATCA

Exempt Party
" means a Party that is entitled to receive

payments free from
any FATCA

Deduction.

"
Final

Maturity

Date
" means

the earlier

of (a)

the date

falling 180

months after

the
Drawdown Date of the relevant Tranche and (b) 12 March 2032.
" Finance Documents
" means

this Agreement,

the Security

Documents and

any other
document

designated

as

such

by

the

Agent

and

the

Borrowers

and

"
Finance
Document " means any one of them.
"
Finance

Parties
"

means

the

Agent,

the

Arrangers,

the

Security

Agent

and

the
Lenders and " Finance Party " means any one of them.
"
Financial

Indebtedness
"

means

any

obligation

for

the

payment

or

repayment

of
money, whether present or future, actual or contingent, in respect of:
(a)
moneys borrowed or raised and debit balances at banks;
(b)
any acceptance or documentary credit facilities;
(c)
any bond, note, debenture, loan stock or similar debt instrument;
(d)
any finance leases and hire purchase contracts;
(e)
receivables sold or discounted (other than on a non-recourse basis);
(f)
swaps, forward exchange contracts, futures and other derivatives;
(g)
any

other

transaction (including

without

limitation forward

sale

or

purchase
agreements) having the

commercial effect of a

borrowing or raising

of money
or of any of (b) to (f) above; and
(h)
guarantees in respect of indebtedness of any person falling

within any of (a)
to (g) above.
" GAAP
"

means

generally

accepted

accounting

principles

in

the

United

States

of
America.
" Guarantee
"

means

the

guarantee

and

indemnity

referred

to

in

Clause

10.1.3
( Security Documents ).
" Guarantor
" means

Diana Shipping

Inc., a

company incorporated under

the laws

of
the

Republic

of

the

Marshall

Islands

with

its

registered

address

at

Trust

Company
Complex, Ajeltake Road,

Ajeltake Island, Majuro, Marshall

Islands MH 96960

and/or
(where the context permits) any other person who shall at any time during the Facility
Period give to the Lenders or

to the Security Agent on their behalf a

guarantee and/or
indemnity for the repayment of all or part of the Indebtedness.
" Group
" means

the Guarantor

and its

Subsidiaries from

time to

time (including,

but
not

limited

to,

the

Borrowers)

and

"
member

of

the

Group
"

shall

be

construed
accordingly.

" IAPPC
"

means

a

valid

international air

pollution

prevention

certificate

for

a

Vessel
issued under Annex VI.
" Indebtedness
" means

the aggregate

from time

to time

of: the

amount of

the Loan
outstanding; all accrued and unpaid interest on the Loan; and all other sums of any

nature (together with

all accrued and

unpaid interest on

any of

those sums) payable
to any of the Finance Parties under all or any of the Finance Documents.
" Insurances
"

means

all

policies

and

contracts of

insurance

(including

all

entries

in
protection and indemnity or war risks associations) which are from time to time taken
out or entered into in respect of or in connection with a Vessel or her increased value or her Earnings and (where the context

permits) all benefits under such

contracts and
policies, including all claims of any nature and returns of premium.
"
Interpolated

CME

Term

SOFR
"

means

the

rate

(rounded to

the

same

number

of
decimal

places

as

CME

Term

SOFR)

which

results

from

interpolating

on

a

linear
basis between:
(a)
either:
(i)
the

applicable CME

Term

SOFR (as

of the

Quotation Day)

for the
longest

period

(for

which

CME

Term

SOFR

is

available)

which

is
less than the Interest Period of the relevant Tranche; or
(ii)
if no

such CME

Term

SOFR is

available for

a period

which is

less
than the

Interest Period of

the relevant

Tranche, SOFR

for the

day
which

is two

US Government

Securities Business

Days before

the
Quotation Day; and
(b)
the

applicable CME

Term

SOFR (as

of the

Quotation Day)

for the

shortest
period (for which

CME Term

SOFR is available)

which exceeds the

Interest
Period of the relevant Tranche.
" Interest Payment Date " means each date for the payment of interest in accordance with Clause 7.6 ( Accrual and payment of interest ).
"
Interest

Period
" means

each period

for the

determination and

payment of

interest
selected by

the Borrowers

or agreed

or selected

by the

Agent pursuant

to Clause

6
( Interest ).
"
ISM

Code
"

means

the

International

Management

Code

for

the

Safe

Operation

of
Ships and for Pollution Prevention.
"
ISM

Company
" means,

at any

given time,

the company

responsible for

a Vessel's
compliance with the ISM Code under paragraph 1.1.2 of the ISM Code.
" ISPS Code " means the International Ship and Port Facility Security Code.
" ISPS Company
" means, at any

given time, the company

responsible for a Vessel's
compliance with the ISPS Code.
" ISSC
" means a

valid international ship security

certificate for a Vessel

issued under
the ISPS Code.

" LIBOR " means:
(a)
the applicable Screen Rate; or

(b)
(if no Screen Rate is available

for any Interest Period) the arithmetic

mean of
the rates (rounded upwards to four decimal places) as supplied to the

Agent
at its request by leading banks in the London interbank

market,
at 11.00 a.m. two (2) Business

Days before the

first day of the

relevant Interest Period
for the offering

of deposits in

Dollars in an

amount comparable

to the relevant

Tranche
and

for

a period

comparable to

the

relevant Interest

Period and,

if

any such

rate is
below zero, LIBOR will be deemed to be zero.
" Loan
" means

the aggregate

amount of

the

Tranches

advanced or

to

be advanced
by

the

Lenders

to

the

Borrowers

under

Clause

4

(
Advance
)

or,

where

the

context
permits, the amount advanced and for the time being outstanding.
"
Majority

Lenders
"

means

a

Lender

or

Lenders

whose

Commitments

aggregate
more than eighty per cent (80%) of the aggregate of all the

Commitments.
"
Management

Agreements
"

means

the

agreements

for

the

commercial

and/or
technical

management

of

the

Vessels

entered

or

to

be

entered

into

between

the
Borrowers respectively

and the

Managers and

"
Management Agreement
" means

any
one of them.
" Managers
" means Diana

or such other commercial

and/or technical managers

of the
Vessels as nominated by the Borrowers and approved by the Agent.
" Managers' Undertakings
" means the

letters of

undertaking in

respect of

the Vessels
referred

to

in

Clause

10.1.7

(
Security

Documents
)

and

"
Managers'

Undertaking
"
means any one of them.
" Margin " means two point three per cent (2.3%) per annum.
"
Market

Disruption

Rate
"

means

the

percentage

rate

per

annum

which

is

the
aggregate of the Reference Rate and the Credit Adjustment Spread.
" Maximum Tranche Amount " means:
(a)
in respect

of Tranche A,

an amount not

exceeding the

lesser of

(i) twenty

nine
million and two

hundred and twenty

thousand Dollars ($29,220,000)

and (ii)
seventy per cent (70%) of

the Fair Market Value

of Vessel

A on the basis

of
the valuations

to be

obtained by

the Agent

pursuant to

Clause 3.1

(
Conditions
precedent ); and
(b)
in respect

of Tranche B,

an amount not

exceeding the

lesser of

(i) twenty

nine
million and two

hundred and twenty

thousand Dollars ($29,220,000)

and (ii)
seventy per cent (70%) of

the Fair Market Value

of Vessel

B on the basis

of
the valuations

to be

obtained by

the Agent

pursuant to

Clause 3.1

(
Conditions
precedent ).

" Maximum Loan Amount " means an aggregate amount not exceeding $58,440,000.
" Mortgages
"

means

the

preferred

or

statutory

(as

the

context

shall

require)
mortgages referred to in Clause 10.1.1 ( Security Documents ) and " Mortgage " means any one of them.

"
Negative

Share

Pledges
"

means

the

negative

pledges

of

shares

referred

to

in
Clause 10.1.5

(
Security Documents
) and

"
Negative Share

Pledge
" means

any one
of them.
"
Original

Financial

Statements
"

means

the

audited

consolidated

financial
statements

of

the

Borrowers

and

the

Guarantor

for

the

financial

year

ended

31
December 2014.
" Palios Family " means, together, each of the following:
(a)
Mr Simeon Palios;
(b)
all the lineal descendants in direct line of Mr Palios;
(c)
a husband or wife or widower or widow of any of the above persons;
(d)
the estates, trusts or

legal representatives of

which any of the

above persons
are the beneficiaries; and
(e)
each

company

legally

or

beneficially

owned

or

(as

the

case

may

be)
controlled by

one or

more of

the persons

or entities

which would

fall within
paragraphs
(a)
to (d) of this definition,
and each one of the above shall be referred to as "
a member of the

Palios Family
";
" Party " means a party to this Agreement.
" Permitted Encumbrance
" means

(a) any

Encumbrance which

has been

disclosed
in writing to,

and approved in

writing by,

the Agent on

the date of

this Agreement, or
(b)

any

Encumbrance

in

favour

of

the

Security

Agent

pursuant

to

the

Finance
Documents,

or

(c)

any

lien

on

a

Vessel

for

master's,

officer's

or

crew's

wages
outstanding in

the

ordinary course

of trading,

or

(d)

any lien

for

salvage, or

(e)

any
ship

repairer's

or

outfitter's possessory

lien

on

a

Vessel

for

a

sum

not

(except

with
the prior written consent

of the Agent) exceeding

two million Dollars ($2,000,000), or
(f) any other liens incurred in the ordinary course of business by operation of law and securing

Borrowers' overdue

obligations of

no longer

than

thirty

(30)

days

from

the
date of their occurrence

or (g) Encumbrances arising by operation of law in respect

of
taxes which are not overdue for payment in

respect of taxes being contested in good
faith by appropriate steps and, in each case, in respect of which appropriate reserves
have been made.
" Pledgor
"

means

the

Guarantor

in

its

capacity

as

pledgor

and

shareholder

of

the
Borrowers.
"
Prepositioning

Date
"

means

the

date

which

is

three

Business

Days

before

the
Delivery Date.

"
Proportionate

Share
"

means,

at

any

time,

the

proportion

which

a

Lender's
Commitment (whether or not advanced)

then bears to the aggregate Commitments

of
all the Lenders (whether or not advanced).
"
Quotation

Day
" means,

in relation

to any

period for

which an

interest rate

is to

be
determined two US Government Securities Business Days before the first day of that period, unless market

practice differs in

the relevant syndicated

loan market, in

which

case the

Quotation Day

will be

determined by

the Agent

in accordance

with that

market
practice

(and

if

quotations

would

normally

be

given

on

more

than

one

day,

the
Quotation Day will be the last of those days).
" Rate Switch Date " means 21 July 2023. " Reference
Rate " means, in relation to any Tranche:
(a)
the

applicable

CME

Term

SOFR as

of

the

Quotation

Day

and for

a

period
equal in length to the Interest Period of that Tranche; or
(b)
as otherwise determined pursuant to Clauses 7.9.1 or 7.9.2,
and if, in either case, that rate is less than zero, the Reference Rate shall be deemed to be zero.
"
Relevant

Documents
" means

the Finance

Documents, the

Building Contracts, the
Charters,

the

Management

Agreements

and

the

Account

Holder's

confirmation
specified in Part 1 of Schedule 3 ( Conditions precedent ).
" Relevant Market
" means

the market

for overnight

cash borrowing

collateralised by
US Government securities.
"
Repayment

Date
"

means

the

date

for

payment

of

any

Repayment

Instalment

in
accordance with Clause 5.1 ( Repayment of Tranches ).
"
Repayment

Instalment
"

means

any

instalment

of

the

Loan

to

be

repaid

by

the
Borrowers under Clause 5.1 ( Repayment of Tranches ).
"
Requisition

Compensation
"

means

all

compensation

or

other

money

which

may
from time to time be payable to a Borrower as a result of a Vessel being requisitioned
for title or in any other way compulsorily acquired (other than by way of requisition for hire).
"
Screen

Rate
"

means,

in

relation

to

LIBOR,

the

London

interbank

offered

rate
administered

by

ICE

Benchmark Administration

Limited

(or

any

other

person

which
takes

over

the

administration

of

that

rate)

for

the

relevant

currency

and

period
displayed on pages LIBOR01 or LIBOR02 of the Reuters screen (or any replacement
Reuters

page

which

displays

that

rate)

or

on

the

appropriate

page

of

such

other
information service which publishes that

rate from time to

time in place of

Reuters. If
such page or the service ceases to be available, the Agent may specify another page
or

service displaying

the

appropriate rate

after

consultation

with the

Borrowers and
the Lenders.

" Security Documents
" means the

Mortgages, the Assignments,

the Guarantee, the
Earnings

Account

Charges,

the

Negative

Share

Pledges,

the

Managers
Undertakings

and

any

other

agreement

or

document

which

may

at

any

time

be
executed

by

any

person

as

security

for

the

payment

of

all

or

any

part

of

the
Indebtedness

and "
Security Document " means any one of them.
" Security Parties
" means the

Borrowers, the Guarantor,

the Pledgor,

the Managers
and any other person who may at any time during the Facility Period be liable for,

or

provide security for,

all or any part of the Indebtedness, and "
Security Party " means
any one of them.
" SMC
"

means

a

valid

safety

management

certificate

issued

for

a

Vessel

by

or

on
behalf of the Administration under paragraph 13.7 of the ISM Code.
" SMS
"

means

a

safety

management

system

for

a

Vessel

developed

and
implemented in accordance with the ISM Code.
" SOFR
"

means

the

secured

overnight

financing

rate

(SOFR)

administered

by

the
Federal

Reserve

Bank

of

New

York

(or

any

other

person

which

takes

over

the
administration

of

that

rate)

published

(before

any

correction,

recalculation

or
republication by the administrator) by the Federal Reserve Bank of New

York

(or any
other person which takes over the publication of that rate).
" Subsidiaries
" means any

company or entity

directly or indirectly

controlled by such
person, and

for this

purpose "control"

means either

the ownership

of more

than fifty
per cent (50%)

of the voting share

capital (or equivalent rights

of ownership) of such
company

or

entity

or

the

power

to

direct

its

policies

and

management,

whether

by
contract or otherwise and " Subsidiary " means any one of them.
" Tax
"

means

any

tax,

levy,

impost, duty

or

other

charge

or

withholding of

a

similar
nature (including any penalty or interest payable in connection with any failure to pay
or any delay in paying any of the same).
" Total Loss " means:
(a)
an

actual,

constructive,

arranged,

agreed

or

compromised

total

loss

of

a
Vessel; or
(b)
the

requisition

for

title

or

compulsory

acquisition

of

a

Vessel

by

any
government

or

other

competent

authority

(other

than

by

way

of

requisition
for hire); or
(c)
the

capture,

seizure,

arrest,

detention,

hijacking,

theft,

condemnation

as
prize,

confiscation

or

forfeiture

of

a

Vessel

(not

falling

within

(b)

above),
unless

that

Vessel

is

released

and

returned

to

the

possession

of

the
relevant

Borrower within

thirty

(30)

days

after

the

capture,

seizure,

arrest,
detention, hijacking, theft, condemnation

as prize, confiscation

or forfeiture in
question.
" Tranches " means Tranche A and Tranche B and " Tranche " means any one of them.

"
Tranche

A
"

means

an

amount

of

the

Loan

advanced

or

to

be

advanced

by

the
Lenders

to

the

Borrowers

in

respect

of

Vessel

A

not

exceeding

the

relevant
Maximum

Tranche

Amount

or,

where

the

context

permits,

the

amount

thereof
advanced and for

the time being outstanding.
"
Tranche

B
"

means

an

amount

of

the

Loan

advanced

or

to

be

advanced

by

the
Lenders

to

the

Borrowers

in

respect

of

Vessel

B

not

exceeding

the

relevant
Maximum

Tranche

Amount

or,

where

the

context

permits,

the

amount

thereof
advanced and for

the time being outstanding.

"
Transfer

Certificate
"

means

a

certificate

substantially

in

the

form

set

out

in
Schedule 6 ( Form of Transfer Certificate
) or any

other form agreed

between the

Agent
and the Borrowers.
" Transfer Date " means, in relation to any Transfer Certificate, the later of:
(a)
the proposed Transfer Date specified in the Transfer Certificate; and
(b)
the

date

on

which

the

Agent

executes

the

Transfer
Certificate. " Trust Property " means:
(a)
all

benefits

derived

by

the

Security

Agent

from

Clause

10

(
Security

and
Application of Moneys ); and
(b)
all

benefits

arising

under

(including,

without

limitation,

all

proceeds

of

the
enforcement of) each of the Security Documents,
with the exception of any

benefits arising solely for the

benefit of the Security Agent.
" US " means the United States of America.
" US Tax Obligor " means:
(a)
a Borrower which is resident for tax purposes in the US;

or
(b)
a

Security

Party

some

or

all

of

whose

payments

under

the

Finance
Documents

are

from

sources

within

the

US

for

US

federal

income

tax
purposes.
" Vessels " means Vessel A and Vessel B and " Vessel " means any one of them.
"
Vessel

A
" means

the 208,500

dwt bulk

carrier and

everything now

or in

the future
belonging to her

on board and

ashore, currently

under construction

by the Builder

with
the Builder's hull number H2548 for Aster Shipping Company Inc. on the terms of the relevant Building Contract and,

on delivery to that Borrower, intended to

be registered
under an Approved Flag in the ownership of that Borrower.
"
Vessel

B
" means

the 208,500

dwt bulk

carrier and

everything now

or in

the future
belonging to her

on board and

ashore, currently

under construction

by the Builder

with
the Builder's hull number H2549 for Aerik Shipping Company Inc. on the terms of the relevant Building Contract and,

on delivery to that Borrower, intended to

be registered
under an Approved Flag in the ownership of that Borrower.
" US Government Securities Business Day " means a day other than:
(a)
a Saturday or Sunday; and

(b)
a

day

on

which

the

Securities

Industry

and

Financial

Markets

Association
(or

any

successor

organisation)

recommends

that

the

fixed

income
departments

of

its

members

be

closed

for

the

entire

day

for

purposes

of
trading in US Government securities.
1.2 In this Agreement:
1.2.1
words denoting the plural number include the singular and vice versa;

1.2.2
words

denoting

persons include

corporations, partnerships,

associations of
persons

(whether

incorporated

or

not)

or

governmental

or

quasi-
governmental bodies or authorities and vice versa;
1.2.3
references

to

Recitals,

Clauses

and

Schedules

are

references

to

recitals,
clauses and schedules to or of this Agreement;
1.2.4
references to this Agreement include the Recitals and the

Schedules;
1.2.5
the headings

and contents

page(s) are

for the

purpose

of reference

only, have
no legal or other

significance, and shall

be ignored in

the interpretation of

this
Agreement;
1.2.6
references to any document (including,

without limitation, to all or

any of the
Relevant Documents) are, unless the context otherwise requires, references to that document as amended,

supplemented, novated or replaced

from time
to time;
1.2.7
a

Lender's "
cost

of

funds
"

in relation

to

its

participation in

a

Tranche

is

a
reference to

the average

cost (determined

either on

an actual

or a

notional
basis)

which

that

Lender

would

incur

if

it

were

to

fund,

from

whatever
source(s) it

may reasonably

select,

an amount

equal

to

the

amount of

that
participation in that Tranche for

a period equal in

length to the Interest Period
of that Tranche;
1.2.8
references

to

"
indebtedness
"

include

any

obligation

(whether

incurred

as
principal

or

as

surety)

for

the

payment

or

repayment

of

money,

whether
present or future, actual or contingent;
1.2.9
references

to

statutes

or

provisions

of

statutes

are

references

to

those
statutes, or those

provisions, as from time

to time amended,

replaced or re-
enacted;
1.2.10
references

to

any

Finance

Party

include

its

successors,

transferees

and
assignees; and
1.2.11
a time of day (unless otherwise specified) is a reference to London time.
1.3 Offer letter
This

Agreement

supersedes

the

terms

and

conditions

contained

in

any
correspondence relating to the subject matter of

this Agreement exchanged between
any Finance Party and the Borrowers or

their representatives prior to the

date of this
Agreement.
2
The Loan and its Purpose
2.1 Amount

Subject to

the terms

of this

Agreement, the

Lenders agree

to make

available to

the
Borrowers a

term loan

comprising all

the Tranches

and not

exceeding in

aggregate
the Maximum Loan Amount.

2.2 Finance Parties' obligations
The

obligations

of

each

Finance

Party

under

the

Finance

Documents

are

several.
Failure by

a

Finance Party

to

perform its

obligations under

the

Finance Documents
does

not

affect

the

obligations

of

any

other

party

to

the

Finance

Documents.

No
Finance Party is responsible for

the obligations of any other

Finance Party under the
Finance Documents.
2.3 Purpose
The Borrowers shall apply the Loan for the purposes referred to in Recital (B).
2.4 Monitoring
No Finance Party

is bound to

monitor or verify

the application

of any amount

borrowed
under this Agreement.
3
Conditions of Utilisation
3.1 Conditions precedent
The Borrowers are

not entitled to

have any Tranche

advanced unless the Agent

has
received

all

of

the

documents

and

other

evidence

listed

in

Part

1

of

Schedule

3
( Conditions precedent
), save that

references in Section

2 of that

Part 1 to

"the Vessel"
or to any person or document relating

to a Vessel

shall be deemed to relate solely to
any Vessel

specified in the relevant

Drawdown Notice or to

any person or document
relating to that Vessel respectively.
3.2 Further conditions precedent
The

Lenders

will

only

be

obliged

to

advance

a

Tranche

if

on

the

date

of

the
Drawdown Notice and on the proposed Drawdown Date:
3.2.1
no Default has occurred or would result from the advance of

that Tranche;
3.2.2
the

representations

made

by

the

Borrowers

under

Clause

11
( Representations ) are true in all material respects; and
3.2.3
no event or series of events has occurred which, in the opinion of the Agent, is likely to have a materially adverse effect on the business, assets, financial condition or credit worthiness of a Security Party.
3.3 Tranche limit
The

Lenders

will

only

be

obliged

to

advance

a

Tranche

if

that

Tranche

will

not
exceed

the

relevant

Maximum

Tranche

Amount

nor

increase

the

Loan

to

a

sum

in
excess of the Maximum Loan Amount Tranche Amount for the relevant Vessel.

3.4 Conditions subsequent
The Borrowers undertake to deliver or to cause to be delivered to the Agent on, or as soon as practicable after,

the relevant Drawdown Date or on such

other later date as
the

Agent may

agree in

its

discretion, the

additional documents

and other

evidence
listed in Part 2 of Schedule 3 ( Conditions subsequent ), save that references in that

Part

2

to

"the

Vessel"

or

to

any

person

or

document

relating

to

a

Vessel

shall

be
deemed to

relate solely

to any

Vessel

specified in

the relevant

Drawdown Notice

or
to any person or document relating to that Vessel respectively.
3.5 No waiver
If the

Lenders in

their sole

discretion agree

to advance

a Tranche

to the

Borrowers
before

all

of

the

documents

and

evidence

required

by

Clause

3.1

(
Conditions
precedent
)

have

been

delivered

to

or

to

the

order

of

the

Agent,

the

Borrowers
undertake to deliver all outstanding documents and evidence to or to the order of the
Agent no

later than

the date

specified by

the Agent

(acting on

the instructions

of all
the Lenders).
The advance of a Tranche under this Clause 3.5 shall not be taken as a waiver of the
Lenders'

right

to

require

production

of

all

the

documents

and

evidence

required

by
Clause 3.1 ( Conditions precedent ).
3.6 Form and content
All documents and evidence delivered to the Agent under this Clause

3 shall:
3.6.1
be in form and substance acceptable to the Agent; and
3.6.2
if

required

by

the

Agent,

be

certified,

notarised,

legalised

or

attested

in

a
manner acceptable to the Agent.
4
Advance
4.1 Drawdown Request
The

Borrowers

may

request

a

Tranche

to

be

advanced

in

one

amount

on

any
Business Day

prior to

the relevant

Availability Termination

Date by

delivering to

the
Agent

a

duly

completed

original

Drawdown

Notice

not

fewer

than

six

(6)

Business
Days before the

proposed Drawdown Date and

any undrawn part

of a Tranche

shall
be cancelled and shall not

be available for borrowing by the

Borrowers on the earlier
of

(a)

the

relevant

Drawdown

Date,

once

the

Tranche

has

been

advanced

and

(b)
the relevant Availability Termination Date. Any such

Drawdown Notice

shall be signed
by authorised signatories

of the Borrowers and, once delivered, is irrevocable.
4.2 Lenders' participation
Subject

to

Clauses

2

(
The

Loan

and

its

Purpose
) ,
3

(
Conditions

of

Utilisation
)

and
4.3

(
Prepositioning

of

funds
),

the

Agent

shall

promptly

notify

each

Lender

of

the
receipt

of

a

Drawdown

Notice,

following

which

each

Lender

shall

advance

its
Proportionate Share

of the

relevant Tranche

to the

Borrowers through

the Agent

on
the relevant

Drawdown Date.

4.3 Prepositioning of funds
The Agent shall,

subject to the

Agent being satisfied

that it will

receive by no

later than
the

Delivery Date

all

of

the

documents

and evidence

listed

in

Part

1 of

Schedule 4
( Conditions precedent
) (unless waived pursuant to this Agreement), at the

request of
the Borrower and

in accordance with the

terms of the

relevant Building Contract and
on terms and conditions reasonably acceptable to all the Lenders,

preposition on the

Prepositioning Date

such part

of the

Loan as

is to

be used

to finance

the amount

of
the

instalment

of

the

contract

price

payable

on

the

Delivery

Date

of

the

relevant
Vessel

under the relevant Building Contract to the Builder

as has been received by it
from the Lenders.
The prepositioning

of such

funds shall

constitute an

advance of

the Loan

under this
Clause 4 ( Advance ).
5
Repayment
5.1 Repayment of Tranches
The

Borrowers

agree

to

repay

each

Tranche

to

the

Agent

for

the

account

of

the
Lenders by 60 quarterly instalments, each in the relevant amount set out below:
Tranche A
$487,000.00
Tranche B
$487,000.00
The first instalment shall

fall due on

whichever of 21 January,

21 April, 21 July

or 21
October that next falls not less than six

weeks after the Drawdown Date in respect of
that Tranche and subsequent instalments shall fall due on each 21 January,

21 April,
21 July or 21 October thereafter. The final instalment shall fall due on the earlier of:
5.1.1
whichever of 21 January,

21 April, 21 July or

21 October that next falls

after
the 59th instalment; and
5.1.2
the Final Maturity Date in respect of that Tranche.
5.2 Reduction of Repayment Instalments
If the aggregate amount advanced to the Borrowers under a

Tranche is less than
$29,220,000, the

amount

of

each Repayment

Instalment in

respect of

that

Tranche
shall be reduced pro rata to the amount actually advanced.
5.3 Reborrowing
The Borrowers may not reborrow any part of the Loan which is repaid or prepaid.
6
Prepayment
6.1 Illegality
If it becomes unlawful in any jurisdiction for a Lender to perform any of its obligations
as contemplated by this Agreement or to fund or maintain its

Commitment:
6.1.1
that Lender shall promptly notify the Agent of that event;

6.1.2
upon the

Agent notifying

the Borrowers,

such Lender's

Commitment (to

the
extent not already advanced) will be immediately cancelled;

and
6.1.3
the

Borrowers

shall

repay

a

sum

equal

to

such

Lender's

Commitment

in
respect of each

Tranche (to

the extent already advanced)

on the last

day of
its current Interest

Period or,

if earlier,

the date specified

by that

Lender in

the notice delivered to

the Agent and

notified by the Agent

to the Borrowers
(being no

earlier than

the last

day of

any applicable

grace period

permitted
by law) and the remaining Repayment

Instalments in respect of that Tranche
shall be reduced pro rata.
6.2 Voluntary prepayment of Tranches
The Borrowers

may prepay

the whole

or any

part of

a Tranche

(but, if

in part,

being
an amount

that reduces

that

Tranche

by an

amount which

is an

integral multiple

of
the amount of

a quarterly instalment in

respect of that

Tranche pursuant to

Clause 5
( Repayment )) subject as follows:
6.2.1
they

give

the

Agent

not

less

than

fifteen

(15)

Business

Days'

prior

written
notice;
6.2.2
no prepayment may be

made until after the

relevant Availability Termination
Date; and
6.2.3
any prepayment under this Clause 6.2 shall be

applied in prepayment of the
remaining

Repayment

Instalments

in

respect

of

the

relevant

Tranche

in
inverse order of maturity.
6.3 Mandatory prepayment on sale or Total Loss
If

a

Vessel

is

sold

by

a

Borrower

or

becomes

a

Total

Loss,

the

Borrowers

shall,
simultaneously with any

such sale or

on the earlier

of the date

falling one hundred

and
twenty (120)

days after

any such

Total

Loss and

the date

on which

the proceeds

of
any such Total

Loss are realised,

prepay the whole

of the

outstanding Indebtedness
in respect of the Tranche for the Vessel in question.
6.4 Restrictions
Any notice of

prepayment given under this

Clause 6 shall be

irrevocable and, unless
a contrary indication appears

in this Agreement, shall specify

the date or dates

upon
which the relevant prepayment is to be made and the amount of that

prepayment.
Any prepayment

under this

Agreement shall be

made together

with accrued interest
on the amount prepaid and, subject to any Break Costs without premium or penalty.
If the Agent

receives a notice

under this Clause 6

it shall promptly

forward a copy

of
that notice to the Borrowers or the Lenders, as appropriate.
7A

Rate Switch
7A.1 Switch to CME Term SOFR Rate Subject to Clause 7A.2 ( Delayed switch ), on and from the Rate Switch Date:

7A.1.1

use of

the Reference

Rate will

replace the

use of

LIBOR for

the calculation
of interest; and
7A.1.2 Clause 7.5.2 shall apply to each Tranche or Unpaid Sum.
8A.2 Delayed switch
If the Rate Switch Date falls

before the last day of an Interest

Period
for a Tranche:

7A.2.1

Clause 7.5.1 shall

continue to apply

to that Tranche

for that Interest

Period;
and
7A.2.2

on and from the first day

of the next Interest Period (if any)

for that Tranche,
Clause 7.5.2 shall apply to that Tranche.
7
Interest
7.1 Interest Periods
The

period

during

which

each

Tranche

shall

be

outstanding

under

this

Agreement
shall be divided into

consecutive Interest

Periods of three

(3) months' duration

or such
other

duration

as

may

be

agreed

between

the

Borrowers

and

the

Lenders

not
later

than
11.00

a.m. on

the third

Business Day

before the

beginning of

the Interest

Period in
question.
7.2 Beginning and end of Interest Periods
Each Interest Period shall start on the

Drawdown Date of the relevant Tranche or (if a
Tranche is already made) on the last day of the preceding Interest Period and end on whichever

of

21

January,

21

April,

21

July

or

21

October

that

next

falls

after

the
Drawdown Date of that Tranche or the last day of the preceding Interest Period in the relevant calendar month which shall be a Repayment Date,

except that, if there is no
numerically corresponding date

in that calendar

month, the

Interest Period shall

end
on the last Business Day in that month.
7.3 Interest Periods to meet Repayment Dates
If

an

Interest

Period

will

expire

after

the

next

Repayment

Date

in

respect

of

the
relevant Tranche, there

shall be a

separate Interest Period for

a part of that

Tranche
equal

to

the

Repayment

Instalment

due

on

that

next

Repayment

Date

and

that
separate Interest Period shall expire on that next Repayment Date.
7.4 Non-Business Days
If an Interest Period

would otherwise end on a

day which is not a

Business Day,

that
Interest Period

will instead

end on

the next

Business Day

in that

calendar month

(if
there is one) or the preceding Business Day (if there is not).
7.5 Interest rate
7.5.1
During

each Interest

Period starting

prior

to

the

Rate

Switch

Date,

interest
shall

accrue

on

the

Loan

at

the

rate

determined

by

the

Agent

to

be

the
aggregate of (a) the Margin and (b) LIBOR.

7.5.2
On

or

after

the

Rate

Switch

Date

(and

subject

to

Clause

7A.2

(
Delayed
switch
)), the

rate of

interest on

each Tranche for

each relevant

Interest Period
is the percentage rate per annum which is the aggregate of the applicable:
(a)
Margin; and
(b)
Reference Rate; and
(c)
Credit Adjustment Spread.

7.6 Accrual and payment of interest
Interest shall

accrue from

day to

day,

shall be

calculated on

the basis

of a

360 day
year and

the actual

number of

days elapsed

(or,

in any

circumstance where

market
practice differs,

in accordance

with the

prevailing market

practice) and

shall be

paid
by the Borrowers to

the Agent for the

account of the Lenders on

the last day of

each
Interest Period and, if

the Interest Period is

longer than three (3) months,

on the dates
falling at three (3) monthly intervals after the first day of that

Interest Period.
7.7 Default interest
If (a) a Borrower fails to pay any amount payable by it

under a Finance Document on
its due date or (b)

an Event of Default has occurred

and is continuing and notice has
been given

to the

Borrowers, interest

shall accrue

on the

overdue amount

or on

the
amount

of

the

Loan

respectively

from

the

due

date

or

the

date

of

the

notice
respectively up to the date

of actual payment (both before and

after judgment) or the
date of

remedy of the

Event of Default

to the

Agent's full satisfaction

at a rate

which
is

two

per

cent

(2%)

higher

than

the

rate

which

would

have

been

payable

if

the
overdue

amount

had,

during

the

period

of

non-payment

or

Event

of

Default,
constituted

the

Loan

in

the

currency

of

the

overdue amount

for

successive

Interest
Periods, each selected by the Agent (acting reasonably). Any interest accruing under this

Clause

7.7

shall

be

immediately

payable

by

that

Borrower

on

demand

by

the
Agent. If

unpaid, any

such interest

will be

compounded with

the overdue

amount at
the

end

of

each

Interest

Period

applicable

to

that

overdue

amount

but

will

remain
immediately due and payable.
7.8
Changes to calculation of Interest prior to Rate Switch

Date
If prior to the Rate Switch Date, either:
7.8.1
the

applicable

Screen

Rate

is

not

available

for

any

Interest

Period

and

no
rates are quoted to the Agent to determine LIBOR for that Interest Period;

or
7.8.2
a Lender or

Lenders inform the Agent

by written notice that

its cost of funds
for

any

Interest

Period

would

be

in

excess

of

LIBOR

and

that

notice

is
received by the

Agent no later

than close of

business in London

on the

day
LIBOR is determined for that Interest Period,
then Clause

7.10 (
Cost of funds
) shall

apply to the

relevant Tranche

for the

relevant
Interest Period.
7.9
Changes to calculation of Interest on or after Rate Switch

Date
On or after the Rate Switch Date:

7.9.1
if no

CME Term

SOFR is

available for the

Interest Period of

a Tranche,

the
applicable Reference Rate

shall be

the Interpolated CME

Term

SOFR for a
period equal in length to the Interest Period of that Tranche;
7.9.2
if no

CME Term

SOFR is available

for the

Interest Period of

a Tranche

and
it is not possible to calculate the Interpolated CME Term SOFR, then Clause
7.10

(
Cost

of

funds
)

shall

apply

to

that

Tranche

for

the

relevant

Interest
Period;

7.9.3
if before

close of

business in

London on

the Quotation

Day for

the relevant
Interest Period,

the Agent

receives notifications

from a

Lender or

Lenders that
its cost of funds relating

to its participation in

a Tranche exceeds

the Market
Disruption Rate in relation to

that Tranche, then Clause 7.10

(
Cost of funds )
shall apply to the relevant Tranche for the relevant Interest Period.
7.10 Cost of funds
If this Clause 7.10 applies for any Interest Period,

then:
7.10.1
the

Agent

shall

give

notice

to

the

Lenders

and

the

Borrowers

of

the
occurrence of such event; and
7.10.2
the

rate

of

interest

on

the

relevant

Lender's

Commitment

for

that

Interest
Period shall be the rate per annum which is the sum of:
(a)
the Margin; and
(b)
the rate notified to the Agent by that Lender as soon as practicable, and in any

event before interest

is due to

be paid in

respect of that
Interest Period, to be

that which expresses as a

percentage rate per
annum

that

Lender's

cost

of

funds

relating

its

Commitment

in

the
relevant Tranche.
7.10.3
If

this

Clause 7.10

(Cost of

funds)

applies and

the

Agent

or

the

Borrowers
so require,

the Agent

and the

Borrowers shall

enter into

negotiations (for

a
period of not more than

thirty days) with a view

to agreeing a substitute basis
for determining the rate of interest.
7.10.4
Any substitute

or alternative

basis agreed

pursuant to

Clause 7.10.3

above
shall, with the prior consent of all the Lenders and the Borrowers, be binding on all Parties.
7.11 Changes to reference rates
7.11.1
If

a

Published

Rate

Replacement

Event

has

occurred

in

relation

to

any
Published Rate, any amendment or waiver which relates

to:
(a)
providing for the

use of a

Replacement Reference Rate

in place

of
that Published Rate; and
(b)
any or all of the following:
(i)
aligning any provision of any Finance Document to the use
of that Replacement Reference Rate;

(ii)
enabling that

Replacement Reference Rate

to be

used for
the calculation of

interest under this

Agreement (including,
without

limitation,

any

consequential

changes

required

to
enable

that

Replacement

Reference

Rate

to

be

used

for
the purposes of this Agreement);
(iii)
implementing

market

conventions

applicable

to

that
Replacement Reference Rate;

(iv)
providing

for

appropriate

fallback

(and

market

disruption)
provisions for that Replacement Reference Rate;

or
(v)
adjusting

the

pricing

to

reduce

or

eliminate,

to

the

extent
reasonably practicable,

any transfer

of economic

value from
one

Party

to

another

as

a

result

of

the

application of

that
Replacement

Reference

Rate

(and

if

any

adjustment

or
method

for

calculating

any

adjustment

has

been

formally
designated,

nominated

or

recommended

by

the

Relevant
Nominating

Body,

the

adjustment

shall

be

determined

on
the

basis

of

that

designation,

nomination

or
recommendation),
may be made

with the consent of

the Agent (acting on

the instructions of the
Majority Lenders) and the Borrowers.
7.11.2
In this Clause 7.11:
" Published Rate " means SOFR or the Term SOFR for any Quoted Tenor.
"
Published

Rate

Replacement

Event
" means,

in relation

to

a Published
Rate:
(a)
the

methodology,

formula

or

other

means

of

determining

that
Published Rate

has, in

the opinion

of the

Majority Lenders,

materially
changed; or
(b)
(i)
either
(A)
the

administrator

of

that

Published

Rate

or

its
supervisor

publicly

announces

that

such
administrator is insolvent; or
(B)
information

is

published

in

any

order,

decree,
notice,

petition or

filing, however

described, of

or
filed

with

a

court,

tribunal,

exchange,

regulatory
authority

or

similar

administrative,

regulatory

or
judicial

body

which

reasonably

confirms

that

the
administrator of that Published Rate is

insolvent,
provided

that,

in

each

case,

at

that

time,

there

is

no
successor

administrator

to

continue

to

provide

that
Published Rate;

(ii)
the administrator

of that

Published Rate

publicly announces
that

it

has

ceased

or

will

cease

to

provide

that

Published
Rate permanently

or indefinitely

and, at

that time,

there is
no

successor

administrator

to

continue

to

provide

that
Published Rate;

(iii)
the

supervisor of

the

administrator of

that

Published Rate
publicly announces

that such

Published Rate

has been

or
will be permanently or indefinitely discontinued;

or
(iv)
the

administrator

of

that

Published

Rate

or

its

supervisor
announces

that

that

Published

Rate

may

no

longer

be
used; or
(c)
the administrator

of that

Published Rate

(or the

administrator of

an
interest rate

which is a

constituent element of

that Published

Rate)
determines

that

that

Published

Rate

should

be

calculated

in
accordance

with

its

reduced

submissions

or

other

contingency

or
fallback policies or arrangements and either:
(i)
the

circumstance(s)

or

event(s)

leading

to

such
determination

are

not

(in

the

opinion

of

the

Majority
Lenders) temporary; or
(ii)
that

Published

Rate

is

calculated

in

accordance

with

any
such policy or

arrangement for a

period of no

less than 15
Business Days; or
(b) the administrator of

that Published

Rate

(or

the

administrator
of

an

interest

rate

which

is

a

constituent

element

of

that
Published

Rate)

determines

that

that

Published

Rate
should

be

calculated

in

accordance

with

its

reduced
submissions

or

other

contingency

or

fallback

policies

or
arrangements and either:
(d)
in

the

opinion

of

the

Majority

Lenders,

that

Published

Rate

is
otherwise

no

longer

appropriate

for

the

purposes

of

calculating
interest under this Agreement.
" Quoted Tenor
" means, in relation to Term

SOFR, any period for which that
rate is customarily

displayed on the

relevant page or

screen of an

information
service.
" Relevant Nominating Body " means any applicable central bank, regulator
or

other

supervisory authority

or

a

group of

them,

or

any working

group or
committee sponsored

or chaired

by,

or constituted

at the

request of,

any of
them or the Financial Stability Board.
" Replacement Reference Rate
" means a reference rate which

is:
(a)
formally

designated,

nominated

or

recommended

as

the

replacement
for a Published Rate by:

(i)
the administrator of

that Published Rate

(provided that the
market

or

economic

reality

that

such

reference

rate
measures is the same

as that measured by

that Published
Rate); or
(ii)
any Relevant Nominating Body,

and

if

replacements

have,

at

the

relevant

time,

been

formally
designated, nominated

or recommended

under both

paragraphs, the
"
Replacement

Reference

Rate
"

will

be

the

replacement

under
paragraph (ii) above;
(b)
in the

opinion of the

Majority Lenders and

the Borrowers, generally
accepted

in

the

international

or

any

relevant

domestic

syndicated
loan markets as the appropriate successor to a Published

Rate;

or
(c)
in

the

opinion

of

the

Majority

Lenders

and

the

Borrowers,

an
appropriate successor to a Published Rate.
7.12 Determinations conclusive
The Agent shall promptly

notify the Borrowers

of the determination

of a rate of

interest
under this Clause

7 and each

such determination shall (save

in the case

of manifest
error) be final and conclusive.
8
Indemnities
8.1 Transaction expenses
The Borrowers

will, promptly

on the

Agent's written

demand, pay

the

Agent (for

the
account of the Finance Parties) the amount of all costs and expenses (including legal fees

and Value

Added

Tax

or

any similar

or replacement

tax

if

applicable) incurred
by the Finance Parties or any of them in connection with:
8.1.1
the negotiation, preparation,

printing, execution, syndication and

distribution
of

information

under

this

Agreement

and

registration

of

the

Finance
Documents (whether

or not

any Finance

Document is

actually

executed or
registered and whether or not all or any part of the Loan is advanced);
8.1.2
any

amendment,

addendum

or

supplement

to

any

Finance

Document
(whether

or

not

completed)

(other

than

any

amendment,

addendum

or
supplement

to

any

Finance

Document

made

pursuant

to

Clause

14
( Assignment and Sub-Participation ));
8.1.3
any other document which

may at any time

be required by a

Finance Party to
give effect

to any

Finance Document or

which a Finance

Party is entitled

to
call for

or obtain under

any Finance Document

(including, without limitation,
any

valuation

of

the

Vessels

obtained

in

accordance

with

this

Agreement
and any insurance report); and
8.1.4
any discharge, release or reassignment of any of the Security

Documents.
8.2 Funding costs

The Borrowers shall indemnify

each Finance Party,

by payment to the

Agent (for the
account

of

that

Finance Party)

promptly

on

the

Agent's

written

demand,

against

all
losses

and

costs

incurred

or

sustained

by

that

Finance

Party

if,

for

any

reason,

a
Tranche

is

not

advanced to

the

Borrowers after

the

relevant

Drawdown Notice

has
been given

to the

Agent, or

is advanced

on a

date other

than that

requested in

the
Drawdown

Notice

(unless,

in

either

case,

as

a

result

of

any

default

by

a

Finance
Party).

8.3 Break Costs
The Borrowers shall

pay to the

Agent (for

the account of

each Lender)

promptly on the
Agent's written

demand the

amount of

all costs,

losses, premiums

or penalties

incurred
or to

be incurred

by that

Lender as

a result

of its

receiving any

prepayment of

all or
any part of the

Loan (whether pursuant to

Clause 6 (
Prepayment
) or otherwise) on

a
day other

than the

last day

of an

Interest Period

for the

Loan or

relevant part

of the
Loan, or

any other payment

under or in

relation to the

Finance Documents on

a day
other

than

the

due

date

for

payment

of

the

sum

in

question,

including

(without
limitation) any losses or costs incurred or to be incurred in liquidating or re-employing deposits from third parties acquired to effect or maintain all or any part of the

Loan.
8.4 Currency indemnity
In the

event of a

Finance Party receiving

or recovering any

amount payable under

a
Finance

Document

in

a

currency

other

than

the

Currency

of

Account,

and

if

the
amount

received

or

recovered

is

insufficient

when

converted

into

the

Currency

of
Account at

the date

of receipt

to satisfy

in full

the amount

due, the

Borrowers shall,
promptly

on

the

Agent's

written

demand,

pay

to

the

Agent

for

the

account

of

the
relevant

Finance

Party

such

further

amount

in

the

Currency

of

Account

as

is
sufficient to satisfy

in full the amount

due and that further

amount shall be due to

the
Agent

on

behalf

of

the

relevant

Finance

Party

as

a

separate

debt

under

this
Agreement.
8.5 Increased costs (subject to Clause 8.6 ( Exceptions to increased costs ))
If, by reason

of the introduction of

any law,

or any change

in any law,

or any change
in the

interpretation or

administration of

any law,

or compliance

with any

request or
requirement from any central bank

or any fiscal, monetary or

other authority occurring
after

the

date

of

this

Agreement

(including

the

implementation

or

application

of

or
compliance

with

the

Basel

II

Accord

or

any

other

Basel

II

Regulation

or

Basel

III
(whether such

implementation, application

or compliance

is by

any central

bank or

any
fiscal,

monetary

or

other

authority,

a

Finance

Party

or

the

holding

company

of

a
Finance Party)):
8.5.1
a

Finance

Party

(or

the

holding

company

of

a

Finance

Party)

shall

be
subject

to

any

Tax

with

respect

to

payment

of

all

or

any

part

of

the
Indebtedness (other than Tax on overall net income); or
8.5.2
the basis of Taxation

of payments to a Finance

Party in respect of all or

any
part of the Indebtedness shall be changed; or
8.5.3
any reserve requirements

shall be

imposed, modified or

deemed applicable
against

assets held

by or

deposits in

or for

the

account of

or loans

by any
branch of a Finance Party; or

8.5.4
the

manner

in

which

a

Finance

Party

allocates

capital

resources

to

its
obligations

under

this

Agreement

or

any

ratio

(whether

cash,

capital
adequacy,

liquidity

or

otherwise)

which

a

Finance

Party

is

required

or
requested to maintain shall be affected; or

8.5.5
there

is

imposed

on

a

Finance

Party

(or

on

the

holding

company

of

a
Finance

Party)

any

other

condition

in

relation

to

the

Indebtedness

or

the
Finance Documents;
and the result of any of the above shall be to increase the cost to a Finance Party (or
to the

holding company

of a

Finance Party)

of that

Finance Party

making or

maintaining
its

Commitment,

or

to

cause

a

Finance

Party

to

suffer

(in

its

opinion)

a

material
reduction in the rate of return on its overall capital below the level which it reasonably anticipated at

the date

of this

Agreement and

which it

would have

been able

to achieve
but

for

its

entering

into this

Agreement,

and/or

performing

its

obligations under

this
Agreement,

or

to

cause

a

reduction

in

any

amount

due

and

payable

to

a

Finance
Party under

any of

the Finance

Documents, then,

subject to

Clause 8.6

(
Exceptions
to

increased

costs
),

the

Finance

Party

affected

shall

notify

the

Agent

and

the
Borrowers shall from time to time pay to the Agent on demand for the account of that
Finance

Party

the

amount

which

shall

compensate

that

Finance

Party

(or

the
relevant

holding

company)

for

such

additional

cost

or

reduced

return

or

reduced
amount. A

certificate signed by

an authorised signatory of

that Finance Party

setting
out the amount

of that payment

and the

basis of its

calculation shall be

submitted to
the

Borrowers

and

shall

be

conclusive

evidence

of

such

amount

save

for

manifest
error or on any question of law.
For the purposes of this Clause 8.5:
" Basel II Accord
" means

the "International

Convergence of

Capital Measurement

and
Capital

Standards,

a

Revised

Framework"

published

by

the

Basel

Committee

on
Banking Supervision in June 2004 in the form existing on the date of this

Agreement;
"
Basel

II

Approach
" means,

in relation

to a

Finance Party,

either the

Standardised
Approach

or

the

relevant

Internal

Ratings

Based

Approach

(each

as

defined

in

the
Basel II

Accord) adopted

by that

Finance Party

(or its

holding company)

for the

purpose
of implementing or complying with the Basel II Accord;
"
Basel

II

Regulation
"

means

(a)

any

law

or

regulation

implementing

the

Basel

II
Accord or (b) any Basel II Approach adopted by a Finance Party;
"
Basel

III
" means

(a) the

agreements on

capital requirements,

a leverage

ratio and
liquidity

standards

contained

in

"Basel

III:

A

global

regulatory

framework

for

more
resilient banks

and banking

systems", "Basel

III: International

framework for

liquidity
risk measurement,

standards and monitoring"

and "Guidance for

national authorities
operating

the

countercyclical

capital

buffer"

published

by

the

Basel

Committee

on
Banking

Supervision

in

December

2010,

each

as

amended,

supplemented

or
restated,

(b) the rules for global systemically important banks contained in "Global systemically
important

banks:

assessment

methodology

and

the

additional

loss

absorbency
requirement – Rules text" published by the Basel Committee on Banking Supervision in

November

2011,

as

amended,

supplemented

or

restated

and

(c)

any

further
guidance

or

standards

published

by

the

Basel

Committee

on

Banking

Supervision
relating to "Basel III"; and
"
holding

company
" means,

in respect

of a

Finance Party,

the company

or entity

(if
any) within the consolidated supervision of which that Finance Party is included.

8.6 Exceptions to increased costs
Clause

8.5

(
Increased

costs
)

does

not

apply

to

the

extent

any

additional

cost

or
reduced return referred to in that Clause is:
8.6.1
compensated for by a payment made under Clause 8.10 ( Taxes ); or
8.6.2
compensated for by a payment made under Clause 17.3 ( Grossing-up ); or
8.6.3
attributable to a FATCA

Deduction required to be made by a Party;

or
8.6.4
attributable to the wilful breach by the relevant

Finance Party (or the holding
company of that Finance Party) of any law or regulation.
8.7 Events of Default
The Borrowers

shall indemnify

each Finance Party

from time

to time,

by payment to
the

Agent

(for

the

account

of

that

Finance

Party)

promptly

on

the

Agent's

written
demand,

against all

losses,

costs, expenses

and

liabilities incurred

or

sustained by
that Finance Party as a consequence of any Event of Default.
8.8 Enforcement costs
The

Borrowers

shall

pay

to

the

Agent

(for

the

account

of

each

Finance

Party)
promptly

on

the

Agent's

written

demand

the

amount

of

all

costs

and

expenses
(including

legal

fees)

incurred

by

that

Finance

Party

in

connection

with

the
enforcement

of,

or

the

preservation

of

any

rights

under,

any

Finance

Document
including

(without

limitation)

any

losses,

costs

and

expenses

which

that

Finance
Party

may

from

time

to

time

sustain,

incur

or

become

liable

for

by

reason

of

that
Finance Party

being mortgagee

of a

Vessel

and/or a

lender to

the Borrowers,

or by
reason

of

that

Finance

Party

being

deemed

by

any

court

or

authority

to

be

an
operator

or

controller,

or

in

any

way

concerned

in

the

operation

or

control,

of

a
Vessel.
8.9 Other costs
The

Borrowers

shall

pay

to

the

Agent

(for

the

account

of

each

Finance

Party)
promptly on

the Agent's

written demand

the amount

of all

sums which

that Finance
Party may pay or

become actually

or contingently

liable for

on account

of a

Borrower in
connection

with

a

Vessel

(whether

alone

or

jointly

or

jointly

and

severally

with

any
other person) including (without limitation) all sums

which that Finance Party

may pay
or guarantees which it may

give in respect of the

Insurances, any expenses incurred
by that Finance

Party in

connection with the

maintenance or

repair of

a Vessel

or in
discharging

any

lien,

bond

or

other

claim

relating

in

any

way

to

a

Vessel,

and

any
sums which

that Finance

Party may

pay or

guarantees which

it may

give to

procure
the release of a Vessel from arrest or detention.

8.10 Taxes
The Borrowers shall pay all Taxes

to which all or any part of the Indebtedness or any
Finance Document may

be at

any time subject

(other than Tax

on a

Finance Party's
overall net income and FATCA

Deductions required to be made by a Party) and shall
indemnify the

Finance Parties,

by payment

to the

Agent (for

the account

of the

Finance

Parties) promptly

on the

Agent's written

demand, against

all liabilities,

costs, claims
and expenses resulting from any omission to pay or delay in paying any such Taxes.
8.11 Mitigation
If

circumstances arise

which would,

or would

upon the

giving of

notice, result

in an
increased

payment

required

to

be

made

by

the

Borrowers

under

Clause

8.5
(
Increased

costs

(subject

to

Clause

8.6

(Exceptions

to

increased

costs)
)

or

Clause
17.3 (
Grossing-

up
) then, without in

any way limiting the

obligations of the Borrowers
under

either

of

these

clauses,

the

relevant

Finance

Party

shall

use

reasonable
endeavours to transfer

its obligations, liabilities and

rights under this

Agreement and
the

other

Finance

Documents

to

another

of

its

offices

not

affected

by

the
circumstances which gave rise to such increased payment.
9
Fees
9.1 Commitment fee
The Borrowers shall pay to the

Agent (for the account of the Lenders

in proportion to
their

Commitments) a

non-refundable fee

computed at

the

rate

of

0.2% per

annum
on the

undrawn Commitment from time

to time

from the date

of this Agreement

until
the last Availability Termination

Date. The accrued commitment fee is payable on the
last day of

each successive

period of

three (3)

months from

the date of

this Agreement
and on the last Availability Termination Date.
9.2 Arrangement fee
The

Borrowers

shall

pay

to

the

Agent

(for

its

own

account)

a

non-refundable
arrangement fee in the amount of $378,674.50 on the date of

this Agreement.
10
Security and Application of Moneys
10.1 Security Documents
As

security

for

the

payment

of

the

Indebtedness,

the

Borrowers

shall

execute

and
deliver to

the Security

Agent or

cause to

be executed

and delivered

to the

Security
Agent

the

following

documents

in

such

forms

and

containing

such

terms

and
conditions as the Security Agent shall require:
10.1.1
first preferred cross-collaterised mortgages over the

Vessels;
10.1.2
first priority deeds

of assignment of

the Insurances, Earnings

and Requisition
Compensation of the Vessels;
10.1.3
a guarantee and indemnity from the Guarantor;
10.1.4
first priority

deeds of

charge over

the Earnings

Accounts and

all amounts

from
time to time standing to the credit of the Earnings

Accounts;

10.1.5
first

priority

negative

pledges

in

respect

of

all

the

issued

shares

of

the
Borrowers from the Pledgor;
10.1.6
letters

of

undertaking

and

subordination

(including

an

assignment

of
Insurances) in respect of the Vessels from the Managers; and

10.1.7
first priority deeds of assignment of any Charter.
10.2 Earnings Accounts
The Borrowers shall maintain

the Earnings Accounts with

the Account Holder for

the
duration of

the Facility

Period free

of Encumbrances

and rights

of set

off other

than
those created by or under the Finance Documents.
10.3 Earnings
The Borrowers shall procure that all Earnings and any Requisition Compensation are credited to the relevant Earnings Account.
10.4 Application of Earnings Accounts
The

Borrowers

shall

procure

that

there

is

transferred

from

the

relevant

Earnings
Account to the Agent:
10.4.1
on

each

Repayment

Date

in

respect

of

a

Tranche,

the

amount

of

the
Repayment Instalment then due; and
10.4.2
on each

Interest Payment

Date in

respect of

the relevant

Tranche, the

amount
of interest then due,
and the

Borrowers irrevocably

authorise the

Agent to

instruct the

Account Holder

to
make those transfers.
10.5 Borrowers' obligations not affected
If for

any reason the

amount standing to

the credit

of the

relevant Earnings

Account
is insufficient

to pay

any Repayment

Instalment or

to make

any payment

of interest
when

due,

the

Borrowers'

obligation

to

pay

that

Repayment

Instalment

or

to

make
that payment of interest shall not be affected.
10.6 Withdrawals
Unless

and

until

a

Default

occurs

and

the

Agent

shall

direct

to

the

contrary,

the
Borrowers

may

withdraw

sums

remaining

to

the

credit

of

the

Earnings

Account
provided however that Clause 12.2.1 is complied with

at any relevant time during the
Facility Period.
10.7 Access to information
The

Borrowers

agree

that

the

Security

Agent

(and

its

nominees)

may

from

time

to
time during the

Facility Period

review the records

held by the

Account Holder (whether
in written

or electronic

form) in

relation to

the Accounts,

and irrevocably

waives any
right of confidentiality which may exist in relation to those records.

10.8 Statements
Without

prejudice

to

the

rights

of

the

Security

Agent

under

Clause

9.7

(
Access

to
information
),

the

Borrowers

will

procure

that

the

Account

Holder

provides

to

the
Security

Agent,

no

less

frequently

than

once

every

six

calendar

months

during

the
Facility

Period

(unless

any

Event

of

Default

is

continuing,

in

which

case

it

shall

be
once

every calendar month), written statements of account showing all entries made to the credit and

debit of

each of

the Accounts

during the

immediately preceding

six calendar
months or (where an Event of Default is continuing) the preceding calendar

month.
10.9 Application after acceleration
From and after the

giving of notice to

the Borrowers by the

Agent under Clause 13.2
( Acceleration
), the

Borrowers shall

procure that

all sums

from time

to time

standing
to

the

credit

of

any

of

the

Earnings

Accounts

are

immediately

transferred

to

the
Security Agent for application in accordance with Clause 10.9 ( Application of moneys by

Security

Agent
)

and

the

Borrowers

irrevocably

authorise

the

Security

Agent

to
instruct the Account Holder to make those transfers.
10.10 Application of moneys by Security Agent
The

Borrowers and

the

Finance

Parties

irrevocably authorise

the

Security

Agent to
apply all moneys which it receives and is entitled to receive:
10.10.1
pursuant to a sale or

other disposition of a

Vessel or any right, title or interest
in a Vessel; or
10.10.2
by

way

of

payment

of

any

sum

in

respect

of

the

Insurances,

Earnings

or
Requisition Compensation; or
10.10.3
by way of transfer of any sum from any of the Earnings Accounts; or
10.10.4
otherwise under or in connection with any Security Document, in or towards satisfaction of the Indebtedness in the following order:
10.10.5
first, any unpaid fees,

costs, expenses and default

interest due to the

Agent
and

the

Security

Agent

under

all

or

any

of

the

Finance

Documents,

such
application to be apportioned between the Agent and the Security Agent pro rata to the aggregate amount of such items due to each of

them;
10.10.6
second, any

unpaid fees,

costs, expenses

(including any

sums paid

by the
Lenders

under

Clause

15.12

(
Indemnity
))

of

the

Lenders

due

under

this
Agreement,

such

application

to

be

apportioned

between

the

Lenders

pro
rata to the aggregate amount of such items due to each of

them;
10.10.7
third, any

accrued but

unpaid default

interest due

to the

Lenders under

this
Agreement,

such

application

to

be

apportioned

between

the

Lenders

pro
rata to the aggregate amount of such default interest due to each of them;
10.10.8
fourth, any

other accrued

but unpaid

interest due

to the

Lenders under

this
Agreement,

such

application

to

be

apportioned

between

the

Lenders

pro
rata to the aggregate amount of such interest due to each of them;

10.10.9
fifth,

any

principal

of

the

Loan

due

and

payable

but

unpaid

under

this
Agreement,

such

application

to

be

apportioned

between

the

Lenders

pro
rata to each Lender's Proportionate Share; and
10.10.10
sixth,

any

other

sum

due

and

payable

to

any

Finance

Party

but

unpaid
under

all

or

any

of

the

Finance

Documents,

such

application

to

be

apportioned

between the

Finance Parties

pro

rata

to

the

aggregate amount
of any such sum due to each of them;
PROVIDED THAT

the

balance (if

any)

of the

moneys received

shall be

paid

to

the
Security

Parties

from

whom

or

from

whose

assets

those

sums

were

received

or
recovered or to any other person entitled to them.
10.11 Retention on account
Moneys

to

be

applied

by

the

Security

Agent

under

Clause

10.9

(
Application

of
moneys by Security Agent
) shall be applied

as soon as

practicable after the relevant
moneys

are

received

by

it,

or

otherwise

become

available

to

it,

save

that

(without
prejudice

to

any

other

provisions

contained

in

any

of

the

Security

Documents)

the
Security

Agent

or

any

receiver

or

administrator

may

retain

any

such

moneys

by
crediting them to

a suspense account for so long and in such manner as the Security
Agent or

such receiver or

administrator may

from time to

time determine with

a view to
preserving the rights

of the

Finance Parties

or any

of them

to prove

for the

whole of
the Indebtedness (or

any relevant part)

against the Borrowers

or any

of them or

any
other person

liable.
10.12 Additional security
If at any time

during the Facility Period the

aggregate of the Fair Market

Value of

the
Vessels and the value of any additional security (such value to be the face amount of the

deposit

(in

the

case

of

cash),

determined

conclusively

by

appropriate

advisers
appointed by the Agent (in the

case of other charged assets), and

determined by the
Agent in its

discretion (in all other

cases)) for the time

being provided to the

Security
Agent

under

this

Clause

10.12

is

less

than

one

hundred

and

twenty

five

per

cent
(125%)

of

the

amount

of

the

Loan

then

outstanding, the

Borrowers

shall,

upon

the
Agent's written request, at the Borrowers' option:
10.12.1
pay to

the Security Agent

or to

its nominee a

cash deposit in

the amount of
the shortfall to be held in the Earnings Accounts and secured in favour of the
Security Agent

as additional

security for

the payment

of the

Indebtedness; or
10.12.2
give

to

the

Security

Agent

other

additional

security

in

amount

and

form
acceptable to the Security Agent in its discretion;

or
10.12.3
prepay the Loan in the amount of the shortfall.
Clauses

5.3

(
Reborrowing
),

6.2.3

(
Voluntary

prepayment

of

Tranches
)

and

6.4
( Restrictions
)

shall

apply,
mutatis

mutandis
,

to

any

prepayment

made

under

this
Clause 9.12 and the value of any

additional security provided shall be determined as
stated above.
10.13 Fair Market Value determination

10.13.1
For

the

purposes

of

Clause

10.12

(
Additional

Security
),

the

Fair

Market
Value

of each

Vessel

shall be

determined by

one valuation,

or (if

a breach
of

Clause

10.12 (
Additional Security
)

or

an

Event

of

Default

has

occurred)
by the

average of two

(2) valuations, each

such valuation to

be obtained by
one

(1),

or

two

(2)

(as

the

case

may

be)

Approved

Brokers

nominated

by
the Borrowers

approved by

the Lenders

and appointed

by,

and reporting to
the

Agent,

each

such

valuation

to

be

addressed

to

the

Agent

and

made
on the

basis of

a charter-free

sale for

prompt delivery

for cash

at arm's

length, on
normal commercial terms

as between a

willing buyer and

a willing seller.

The
Fair

Market

Value

of

the

Vessels

for

the

purposes

of

determining

the
relevant

percentage

referred

to

in

Clause

10.12

(
Additional

Security
)

shall
be

tested

no

later

than

the

date

of

each

Drawdown

Notice

in

accordance
with the

provisions of Clause

10.13.2 and

on the

31
st
of December of

each
calendar year

during the

Facility Period

or,

at the

Agent's discretion

(acting
reasonably),

at

any

other

time

during

the

Facility

Period,

each

valuation
obtained by

the Agent

pursuant to

this Clause

10.12 shall

be (a)

dated not
earlier than thirty

(30) days prior

to the date

the valuations are

provided and
(b) at

the cost of

the Borrowers and

the Fair Market

Value

of a Vessel

shall
be determined

by one

(1) valuation in

accordance to

the terms and

conditions
of this clause, subject to

the Lender's right to request

a second valuation for
each Vessel if the first one is not in line with market level.
10.13.2
For

the

purposes

of

Clause

3.1

(
Conditions

precedent
),

the

Fair

Market
Value

of a

Vessel

shall be

determined by

the average

of two

(2) valuations
in accordance with the valuation method and on the terms and conditions as set out in Clause 10.13.1.
11
Representations
11.1 Representations
The Borrowers make the representations and warranties set out in this Clause 11.1 to
each Finance Party on the date of this Agreement.
11.1.1
Status
Each Security Party (which is not an individual) is a corporation,

duly
incorporated

and

validly

existing

under

the

law

of

its

jurisdiction

of
incorporation and has the

power to own

its assets and carry

on its business
as it is being conducted.
11.1.2
Binding

obligations
The

obligations

expressed

to

be

assumed

by

each
Security Party

in each

Finance Document

to which

it is

a party

are legal,

valid,
binding and enforceable obligations.
11.1.3
Non-conflict

with

other

obligations
The

entry

into

and

performance

by
each

Security

Party

of, and

the

transactions contemplated

by,

the

Finance
Documents do not conflict with:
(a)
any law or regulation applicable to that Security Party;
(b)
the constitutional documents of that Security Party; or

(c)
any document

binding on that

Security Party or

any of

its assets,
and in borrowing the Loan, the Borrowers are acting for their own account.
11.1.4
Power

and

authority
Each

Security

Party

has

the

power

to

enter

into,
perform and deliver, and has taken all necessary action to authorise its entry into,

performance

and

delivery

of,

the

Finance

Documents

to

which

it

is

a
party and the transactions contemplated by those Finance

Documents.

11.1.5
Validity

and

admissibility

in

evidence
All

consents,

licences,

approvals,
authorisations, filings and registrations required or

desirable:
(a)
to enable

each Security

Party lawfully

to enter

into, exercise

its rights
and comply with its

obligations in the Finance

Documents to which

it
is a

party or

to enable

each Finance Party

to enforce

and exercise
all its rights under the Finance Documents; and
(b)
to

make

the

Finance

Documents

to

which

any

Security

Party

is

a
party admissible in evidence in its jurisdiction of

incorporation,
have

been

obtained

or

effected

and

are

in

full

force

and

effect,

with

the
exception

only

of

the

registrations

referred

to

in

Part

2

of

Schedule

3
( Conditions subsequent ).
11.1.6
Governing

law

and

enforcement
The

choice

of

a

particular

law

as

the
governing law

of any

Finance Document

expressed to

be governed

by that
law will

be recognised and

enforced in

the jurisdiction

of incorporation

of each
relevant

Security

Party,

and

any

judgment

obtained

in

the

jurisdiction
submitted

to

in

any

Finance

Document

will

be

recognised

and

enforced

in
the jurisdiction of incorporation of each relevant Security Party.
11.1.7
Deduction

of

Tax
No

Security

Party

is

required

under

the

law

of

its
jurisdiction of

incorporation to make

any deduction for

or on

account of

Tax
from any payment it may make under any Finance Document.
11.1.8
No

filing

or

stamp

taxes
Under

the

law

of

jurisdiction

of

incorporation

of
each relevant Security Party it is not necessary that the

Finance Documents
be

filed,

recorded

or

enrolled

with

any

court

or

other

authority

in

that
jurisdiction

or

that

any

stamp,

registration

or

similar

tax

be

paid

on

or

in
relation to

the Finance

Documents or

the transactions

contemplated by

the
Finance Documents.
11.1.9
No default
No Event of

Default is continuing

or might be

expected to result
from the advance of a Tranche.
11.1.10
No

misleading

information
Any

factual

information

provided

by

any
Security

Party

to

any

Finance

Party

was

true

and

accurate

in

all

material
respects as at the date it was provided.
11.1.11
Pari

passu

ranking
The payment

obligations of

each Security

Party under
the Finance Documents to

which it is a party rank

at least pari passu with the
claims

of

all

its

other

unsecured

and

unsubordinated

creditors,

except

for
obligations mandatorily preferred by law applying to companies generally.

11.1.12
No

proceedings

pending

or

threatened
No

litigation,

arbitration

or
administrative

proceedings

of

or

before

any

court,

arbitral

body

or

agency
have

been started

or (to

the

best

of the

Borrowers' knowledge

threatened)
which,

if

adversely

determined,

might

reasonably

be

expected

to

have

a
materially adverse effect on

the business, assets,

financial condition or credit
worthiness of any Security Party.

11.1.13
Disclosure of

material facts
The Borrowers are

not aware of

any material
facts

or

circumstances

which

have

not

been

disclosed

to

the

Agent

and
which might,

if

disclosed, have

adversely affected

the

decision of

a person
considering whether or not to make loan facilities of the nature contemplated
by this Agreement available to the Borrowers.
11.1.14
Completeness

of

Relevant

Documents
The

copies

of

any

Relevant
Documents

provided

or

to

be

provided

by

the

Borrowers

to

the

Agent

in
accordance with Clause 3

(
Conditions of Utilisation
) are, or

will be, true

and
accurate

copies

of

the

originals

and

represent,

or

will

represent,

the

full
agreement between

the parties

to those

Relevant Documents

in relation

to
the

subject

matter

of

those

Relevant

Documents

and

there

are

no
commissions, rebates, premiums

or other payments

due or to become

due in
connection with the

subject matter of

those Relevant Documents

other than
in the ordinary course of business or as disclosed to, and approved in

writing
by, the Agent.
11.1.15
Environmental

compliance
The

Borrowers

comply

with

all

applicable
Environmental

Laws,

all

required

governmental

approvals

and

all
requirements relating to the establishment of financial

responsibility.
11.2 Repetition
Each

representation

and

warranty

in

Clause

11.1

(
Representations
)

is
deemed

to

be

repeated

by

the

Borrowers

by

reference

to

the

facts

and
circumstances then

existing on

the date

of each

Drawdown Notice

and the

first day
of each Interest Period.
12
Undertakings and Covenants
The undertakings and covenants in

this Clause 12 remain

in force for the duration

of
the Facility Period.
12.1 Information undertakings
12.1.1
Financial statements
The Borrowers shall procure that the

Guarantor shall
supply to the Agent as soon as the same become available, but in any event within

one

hundred

and

eighty

(180)

days

after

the

end

of

each

of

the
Guarantor's

financial

years,

the

Group's

annual

audited

consolidated
financial

statements

for

that

financial

year,

in

each

case

together

with

a
Compliance

Certificate,

signed

by

the

Chief

Finance

Officer

of

the
Guarantor,

setting out (in

reasonable detail) computations

as to

compliance
with

Clause

12.1

(
Financial

covenants
)

and

Clause

10.12

(
Additional
Security
) as

at the

date as

at which

those financial

statements were

drawn
up.
12.1.2
Requirements as to financial

statements
Each set of financial statements
delivered by the Guarantor under Clause 12.1.1 ( Financial statements ):

(a)
shall be certified by

a director of

the Guarantor as fairly

representing
its

financial

condition

as

at

the

date

as

at

which

those

financial
statements were drawn up; and

(b)
shall

be

prepared

using

GAAP,

accounting

practices and

financial
reference periods consistent with

those applied in the preparation

of
the

Original

Financial

Statements

unless,

in

relation

to

any

set

of
financial statements, the Guarantor notifies

the Agent that there has
been

a

change

in

GAAP,

the

accounting

practices

or

reference
periods and the Guarantor's auditors deliver to the Agent:
(i)
a

description

of

any

change

necessary for

those

financial
statements to

reflect the

GAAP,

accounting practices

and
reference

periods

upon

which

the

Original

Financial
Statements were prepared; and
(ii)
sufficient

information,

in

form

and

substance

as

may

be
reasonably

required

by

the

Agent,

to

enable the

Agent

to
make

an

accurate

comparison

between

the

financial
position

indicated

in

those

financial

statements

and

that
indicated in the Original Financial Statements.
12.1.3
Interim

financial

statements
The

Borrowers

shall

procure

that

the
Guarantor shall supply to the Agent as

soon as the same become available,
but in

any event within

ninety (90) days

after the end

of each quarter during
each of the

Guarantor's financial years,

the Group's consolidated

unaudited
quarterly financial

statements for

that quarter,

in each

case together

with a
Compliance

Certificate,

signed

by

the

Chief

Financial

Officer

of

the
Guarantor,

setting out (in

reasonable detail) computations

as to

compliance
with

Clause

12.2

(
Financial

covenants
)

and

Clause

10.12

(
Additional
Security
) as

at the

date as

at which

those financial

statements were

drawn
up.
12.1.4
Information:

miscellaneous
The

Borrowers

shall,

and

shall

procure

that
the Guarantor shall supply to the Agent:
(a)
all

documents

dispatched

by

a

Borrower

or

the

Guarantor

to

its
shareholders (or any

class of them)

or its creditors

generally at the
same time as they are dispatched;
(b)
promptly

upon

becoming

aware

of

them,

details

of

any

material
litigation,

arbitration

or

administrative

proceedings

which

are
current, threatened

or pending

against any

Security Party, and

which
might, if

adversely determined, have

a materially adverse

effect on
the business, assets, financial

condition or credit worthiness

of that
Security Party; and

(c)
promptly,

such further information

regarding the financial

condition,
business

and

operations

of

any

Security

Party

as

the

Agent

may
reasonably request and which can be provided to the Agent without breaching

any

rules

of

confidentiality

including,

without

limitation,
cash flow analyses and details of the operating costs of any

Vessel.
12.1.5
Notification of default

(a)
The Borrowers shall

notify the Agent

of any Default (and

the steps,
if any,

being taken to

remedy it)

promptly upon becoming

aware of
its occurrence.
(b)
Promptly upon

a request by

the Agent,

each Borrower shall

supply
to

the

Agent

a

certificate

signed

by

two

of

its

directors

or

senior
officers

on its

behalf certifying

that no

Default is

continuing (or

if a
Default

is

continuing,

specifying

the

Default

and

the

steps,

if

any,
being taken to remedy it).
12.1.6
"Know your customer" checks If:
(a)
the

introduction

of

or

any

change

in

(or

in

the

interpretation,
administration

or

application

of)

any

law

or

regulation

made

after
the date of this Agreement;
(b)
any

change

in

the

status

of

a

Borrower

after

the

date

of

this
Agreement; or
(c)
a proposed

assignment or

transfer by

a Lender

of

any of

its rights
and obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer,
obliges the Agent

or any Lender

(or, in the case of

(c) above, any prospective
new

Lender)

to

comply

with

"know

your

customer"

or

similar

identification
procedures in circumstances where the necessary information is not already available to it, the Borrowers shall promptly upon the request of the Agent or any Lender supply,

or procure the

supply of, such

documentation and other
evidence as

is reasonably

requested by

the Agent

(for itself

or on

behalf of
any Lender)

(or,

in the

case of

(c) above,

on behalf of

any prospective new
Lender)

in

order for

the Agent

or that

Lender (or,

in the

case of

(c)

above,
any prospective

new Lender)

to carry

out and

be satisfied

it has

complied with
all

necessary

"know

your

customer"

or

other

similar

checks

under

all
applicable

laws

and

regulations

pursuant

to

the

transactions

contemplated
in the Finance Documents. Notwithstanding the above, the Agent shall be at liberty

at

all

times

during

the

Facility

Period

to

request

the

Borrowers

to
provide

the

Agent

with

any

documentation

and

other

evidence

as

is
reasonably requested

by the

Agent (for

itself or

on behalf

of any

Lender) in
order

for

the

Agent

or

that

Lender

to

be

satisfied

it

has

complied

with

all
"know your

customer" or

other similar

checks under

all applicable

laws and
regulations

pursuant

to

the

transactions

contemplated

in

the

Finance
Documents.
12.2 Financial covenants

12.2.1
Each Borrower

shall, from

the relevant

Drawdown Date

and throughout

the
Facility Period, maintain

in its Earnings

Account a credit

balance of not

less
than two hundred thousand Dollars ($200,000) for its Vessel.
12.2.2
The Borrowers

shall procure

that the

Guarantor shall

(A) maintain

from the
first

Drawdown

Date

and

throughout

the

Facility

Period

Cash

of

not

less
than

five

hundred

thousand

Dollars

($500,000)

for

each

Fleet

Vessel
and

(B)

maintain the following

financial ratios on

a consolidated basis

throughout the
Facility Period:
(a)
Adjusted

Net

Worth

shall

not

be

less

than

one

hundred

and

fifty
million Dollars ($150,000,000); and
(b)
Adjusted Net

Worth shall

exceed twenty

five per

cent (25%)

of the
Total

Assets.
For the purposes of this Clause 12.2:
"
Accounting

Information
"

means

the

quarterly

consolidated

financial

statements
and/or the annual

consolidated financial statements to

be provided by

the Guarantor
to the Agent in accordance with Clauses 12.1.1 and 12.1.3.
"
Accounting

Period
"

means

each

consecutive

period

of

approximately

three
months

falling

during

the

Facility

Period

(ending

on

the

last

day

in

March,

June,
September and December of each

year) for which quarterly

Accounting Information is
required to be delivered pursuant to Clause 12.1.3.
"
Adjusted

Net

Worth
"

means,

in

respect

of

an

Accounting

Period,

the

amount

of
Total

Assets less Debt.
" Cash
" means

cash in

hand or

in bank

accounts which

is not

subject to

any charge
back

or

other

Encumbrance

(save

for

Encumbrances

in

favour

of

the

Finance
Parties) and to which a Borrower or the Guarantor or any other member of the Group
(as the context requires) has free, immediate and direct access.
" Debt
" means,

in respect

of an

Accounting Period,

in relation

to any

member of

the
Group (the " debtor "):
(a)
any Financial Indebtedness of the debtor;
(b)
liability

of

any

credit

to

the

debtor

from

a

supplier

of

goods

or

services

or
under any

instalment

purchase

or

payment

plan

or

other similar

arrangement;
(c)
contingent

liabilities

of

the

debtor

(including

without

limitation

any

taxes

or
other payments under dispute) which have been or,

under GAAP,

should be
recorded in the notes to the Accounting Information;
(d)
any deferred tax of the debtor; and
(e)
liability under a guarantee, indemnity or similar obligation entered into by the debtor in respect

of a liability

of another person

who is not

a member of

the
Group which would fall

within (a) to

(d) above if the

references to the debtor
referred to the other person.

" Fleet Vessels
" means

any vessel

directly or

indirectly owned

by the

Group, excluding
however

any

vessels

which

are

at

any

given

time

during

the

Facility

Period

under
construction and not yet delivered to the relevant Subsidiary.
"
Total

Assets
"

means,

in

respect

of

an

Accounting

Period,

the

total

assets

of

the
Group

determined

on

a

consolidated

basis

as

shown

in

the

then

most

recent
Accounting

Information

Provided

that,

for

the

purposes

of

determining
compliance

with

the

covenants set forth

in Clause 12.2.2

the value of

attributable to the

Fleet Vessels shall
be

equal

to

the

aggregate

Fair

Market

Value

of such

Fleet

Vessels

rather

than

the
value

of

such

Fleet

Vessels

as

stated

in

the

then

most

recent

Accounting
Information.
12.2.3
General undertakings
12.2.4
Authorisations The Borrowers shall promptly:
(a)
obtain,

comply with

and do

all

that

is

necessary to

maintain in

full
force and effect; and
(b)
supply certified copies to the Agent of,
any

consent,

licence,

approval

or

authorisation

required

under

any

law

or
regulation to enable each

Security Party to perform

its obligations under the
Finance Documents to which

it is a

party and to

ensure the legality,

validity,
enforceability or

admissibility in

evidence in

the

jurisdiction of

incorporation
of each relevant Security Party of any Finance Document.
12.2.5
Compliance

with

laws
Each Borrower

shall comply

in all

respects with

all
laws to which

it may be subject,

if failure so to

comply would materially

impair
its ability to perform its obligations under the Finance

Documents.
12.2.6
Conduct

of

business
Each

Borrower

shall

carry

on

and

conduct

its
business

in

a

proper

and

efficient

manner,

file

all

requisite

tax

returns

and
pay

all

tax

which

becomes

due

and

payable

(except

where

contested

in
good faith).
12.2.7
Evidence

of

good

standing
The

Borrowers

will

from

time

to

time

if
requested

by

the

Agent

provide

the

Agent

with

evidence

in

form

and
substance satisfactory

to the Agent

that the Security

Parties and

all corporate
shareholders of any

Security Party (other

than the Guarantor)

remain in good
standing.
12.2.8
Negative

pledge

and

no

disposals
No

Borrower

shall

without

the

prior
written consent

of the

Agent create

nor permit

to subsist

any Encumbrance
or other third

party rights (other than

a Permitted Encumbrance) over

any of
its present or future assets or

undertaking nor dispose of any

of those assets
or of all or part of that undertaking.
12.2.9
Merger
No

Borrower

nor

the

Guarantor

shall

without

the

prior

written
consent

of

the

Agent

enter

into

any

amalgamation,

demerger,

merger

or
corporate reconstruction.

12.2.10
Change

of

business

or

corporate

structure
No

Borrower

nor

the
Guarantor

shall

without

the

prior

written

consent of

the

Lenders make

any
substantial change to (a) the general nature

of its business from that carried
on

at

the

date

of

this

Agreement

or

(b)

the

corporate

structure

of

the
Borrowers as at the date of this Agreement.
12.2.11
No

other

business
No Borrower

shall

without

the

prior

written

consent of
the

Agent

engage

in

any

business

other

than

the

ownership,

operation,
chartering and management of its Vessel.

12.2.12
No

borrowings
No

Borrower

shall

without

the

prior

written

consent

of

the
Agent borrow any money (except for the Loan and normal trade credit in the ordinary course of business) nor incur any obligations under leases.
12.2.13
Subordination of shareholder

loans
The Borrowers shall procure that any
shareholder

loans

and/or

inter

company

borrowings

or

other

indebtedness
permitted

by

the

terms

of

this

Agreement

are

fully

subordinated

to

the
Indebtedness on terms acceptable to the Agent.
12.2.14
No

substantial

liabilities
Except

in

the

ordinary

course

of

business,

no
Borrower shall without

the prior written

consent of the

Agent incur any

liability
to any third party which is in the Agent's opinion of a substantial nature.
12.2.15
No

loans

or

other

financial

commitments
No Borrower

shall without

the
prior written consent

of the

Agent make

any loan

nor enter

into any

guarantee
or indemnity or otherwise voluntarily

assume any actual or contingent

liability
in

respect

of

any

obligation

of

any

other

person

except

for

loans

made

or
guarantees or

indemnities from

time to

time required

by any

protection and
indemnity

or

war

risks

association

in

the

ordinary

course

of

business

in
connection with the chartering, operation or repair of its

Vessel.
12.2.16
No dividends

or reduction of

share capital
No Borrower shall without the
prior written consent

of the Agent

(A) pay or

declare any dividends

or make
any

other

distributions

to

shareholders

provided

however

that

a

Borrower
may

pay

or

declare

dividends

or

make

distributions

to

the

Guarantor

if

no
Event of Default has occurred and is

continuing at the time of such payment
or declaration

or distribution or

would occur as

a result

thereof or
(B) issue any new shares or (C)

reduce its share capital as at

the date of this
Agreement.
12.2.17
Inspection

of

records
Each

Borrower

will

permit

the

inspection

of

its
financial records and

accounts from

time to

time by the

Agent or

its nominee.
12.2.18
Transactions

with

affiliated

companies
No

Borrower

shall

without

the
prior

written

consent

of

the

Agent,

enter

into

any

transactions

(except

on
arm's length terms) with any affiliated companies.
12.2.19
No

change

in

Relevant

Documents
The

Borrowers

shall

procure

that,
without the

prior written

consent of

the Agent,

there shall

be no

termination
of,

alteration

to,

or

waiver

of

any

material,

in

the

Agent's

opinion,

term

of,
any of the Relevant Documents which are not Finance

Documents.
12.2.20
No

change

in

ownership

and

control
Each Borrower

undertakes that

its
ownership

shall

remain

at

all

times

a

wholly

owned

direct

or

indirect
Subsidiary of

the Guarantor

throughout the

Facility Period

and shall

not permit
any change thereof without the prior written consent of the

Agent.

12.2.21
Ownership of

the Guarantor
The Borrowers shall procure that, at all times
during the

Facility Period:

(a) the

shares of

the Guarantor

are listed

on the
New

York

Stock

Exchange or

any

other

stock

exchange

acceptable to

the
Lender;

and

(b)

the

Palios

Family

(either

directly

or

indirectly

through
companies legally

and beneficially

owned) shall own

at least 12.5

per cent. of

the common stock in the Guarantor; and (c) the Palios Family (either directly or indirectly through

companies legally and

beneficially owned) shall

control
at least

25 per

cent. of

the maximum

number of

votes that

might be

cast in
respect

of

any

matter

submitted

to

the

vote

of

the

shareholders

of

the
Guarantor; and

(d) Semiramis

Paliou shall

hold the

Chief Executive

Officer
position in the Guarantor and active role in the decision making in respect of the Guarantor.
12.2.22
No

Subsidiaries
No Borrower

shall without

the prior

written consent

of the
Agent form or acquire any Subsidiaries.
12.3 Vessel undertakings
12.3.1
No sale

of Vessel
No Borrower shall sell or otherwise dispose

of its Vessel
or any shares

in its

Vessel nor agree

to do

so without

the prior

written consent
of the Agent.
12.3.2
No chartering

after Event

of Default
Following the occurrence and during
the

continuation of

an

Event

of

Default

no

Borrower shall

without

the

prior
written consent of the Agent let its Vessel

on charter or renew or extend any
charter or other contract of employment of its Vessel (nor agree to do

so).
12.3.3
No

change

in

management
Each Borrower

shall procure

that, without

the
prior

written

consent

of

the

Lenders,

there

shall

be

no

termination

of,
alteration

to,

or

waiver

of

any material,

in

the

Agent's

opinion, term

of,

the
Management

Agreement

in

respect

of

its

Vessel

and

no

Borrower

shall
without

the

prior

written consent

of

the

Agent permit

the

Managers to

sub-
contract or

delegate the

commercial or

technical management

of its

Vessel
to any third party.
12.3.4
Registration

of

Vessel
Each

Borrower

undertakes

to

maintain

the
registration

of

its

Vessel

under

an

Approved

Flag

for

the

duration

of

the
Facility Period and

not to change

its Vessel's

flag without the

Lenders' prior
written consent (such consent not to be unreasonably

withheld).
12.3.5
Evidence

of

current

COFR
Each

Borrower

will,

if

and

for

so

long

as

its
Vessel

trades

in

the

United

States

of

America

and

Exclusive

Economic
Zone

(as

defined

in

the

United

States

Oil

Pollution

Act

1990),

obtain

and
retain a

valid Certificate

of Financial

Responsibility for

its Vessel

under that
Act, will

provide the

Agent with

evidence of

that Certificate,

and will

comply
strictly with the requirements of that Act.
12.3.6
ISM Code compliance Each Borrower will:
(a)
procure that its Vessel remains for the

duration of the Facility

Period
subject to a SMS;

(b)
maintain

a

valid

and

current

SMC

for

its

Vessel

throughout

the
Facility Period and provide a copy to the Agent;
(c)
procure that

the ISM

Company maintains

a valid

and current

DOC
throughout the Facility Period and provide a copy to the Agent;

and

(d)
immediately notify

the

Agent in

writing of

any actual

or threatened
withdrawal, suspension,

cancellation or

modification of

the SMC

of
its Vessel or of the DOC of the ISM Company.
12.3.7
ISPS Code compliance Each Borrower will:
(a)
for the duration of

the Facility Period comply

with the ISPS Code

in
relation

to

its

Vessel

and

procure

that

its

Vessel

and

the

ISPS
Company comply with the ISPS Code;
(b)
maintain

a

valid

and

current

ISSC

for

its

Vessel

throughout

the
Facility Period and provide a copy to the Agent; and
(c)
immediately notify

the

Agent in

writing of

any actual

or threatened
withdrawal, suspension, cancellation

or modification of

the ISSC of
its Vessel.
12.3.8
Annex VI compliance Each Borrower will:
(a)
for the

duration of

the Facility

Period comply

with Annex

VI in

relation
to

its

Vessel

and

procure

that

its

Vessel's

master

and

crew

are
familiar with, and that its Vessel complies with, Annex VI;
(b)
maintain

a

valid

and

current

IAPPC

for

its

Vessel

throughout

the
Facility Period and provide a copy to the Agent; and
(c)
immediately notify

the

Agent in

writing of

any actual

or threatened
withdrawal,

suspension,

cancellation

or

modification

of

the

IAPPC
of its Vessel.
12.3.9
Class
Each Vessel

shall be

classed with a

classification society acceptable
to

the

Lenders

and,

commencing

from

the

relevant

Delivery

Date

shall

be
classed on a dual basis with China Classification Society (CCS)

and:
(a)
in the case of Vessel A and Vessel B, Bureau Veritas; or
with

the

highest

class

without

any

material

overdue

recommendations

or
adverse notations and no

Borrower shall without the

prior written consent of
the Lenders change the class of its Vessel.
12.3.10
Environmental

Laws
All

Environmental

Laws

applicable to

a

Vessel

shall
be complied

with in

all material respects

and all material

consents, licenses
and

approvals

required

under

such

Environmental

Laws

shall

be

obtained
and complied with in all material respects.

12.3.11
Assignment

of

Charter
Each Borrower

undertakes, immediately

upon the
execution

of

any

Charter,

to

execute

and

deliver

to

the

Security

Agent

a
specific assignment of that Charter in form and substance satisfactory to the
Security Agent together

with (i)

all other documents

required by it,

including
without limitation

all notices

of assignment

and evidence

that those

notices
will be

duly acknowledged

by the

recipients and

(ii) the

documents referred
to

in

paragraphs

2(vii),

3

and

4(b)

of

Schedule

3,

Part

1,

and

such

other
documents as the Security Agent may reasonably require.

13
Events of Default
13.1 Events of Default
Each of the events or circumstances set out in this Clause 13.1 is an

Event of Default.
13.1.1
Non-payment
The

Borrowers

do

not

pay

on

the

due

date

any

amount
payable

by

them

under

a

Finance

Document

at

the

place

at

and

in

the
currency in which it is expressed to be payable.
13.1.2
Other

obligations
A Security

Party or

any other

person (except

a Finance
Party)

does

not

comply

with

any

provision

of

any

of

the

Relevant
Documents to

which that

Security Party

or person

is a

party (other

than as
referred to

in Clause 13.1.1 (
Non-payment )).
No Event of Default under this Clause 13.1.2 will occur if:
(a)
the failure to comply is

capable of remedy and

does not relate either
to

the

Insurances

or

to

compliance

with

Clause

10.12

(
Additional
security
) and

is remedied within

ten (10) Business

Days of the

Agent
giving notice to the

Borrowers or the Borrowers becoming

aware of
the failure to comply; or
(b)
the

failure

to

comply

relates

to

a

Charter

and,

if

it

is

capable

of
remedy

is

remedied

within

seven

(7)

Business

Days

of

the
Borrowers becoming aware of such failure to comply.
13.1.3
Misrepresentation
Any

representation,

warranty

or

statement

made

or
deemed to be repeated by a Security Party in any Finance Document or any other

document

delivered

by

or

on

behalf

of

a

Security

Party

under

or

in
connection with

any Finance

Document is

or proves

to have

been incorrect
or misleading in any material respect when made or deemed to be repeated.
13.1.4
Cross default
(a)
Any

Financial

Indebtedness

of

any

Security

Party

or

any

other
member of the Group is not paid when due; or
(b)
any

Financial

Indebtedness

of

any

Security

Party

or

any

other
member

of

the

Group

becomes

(whether

by

declaration

or
automatically

in

accordance

with

the

relevant

agreement

or
instrument constituting the same) due and payable prior

to the date
when it would otherwise have become due (unless as a result of the
exercise by the

relevant Security Party

or any other

member of the
Group of a voluntary right of prepayment); or

(c)
any creditor of any Security

Party or any other

member of the Group
becomes

entitled

to

declare

any

such

Financial Indebtedness

due
and payable or

any facility or commitment available

to any Security
Party

or

other

member

of

the

Group

relating

to

Financial
Indebtedness

is

withdrawn,

suspended

or

cancelled

by

reason

of
any

default

(however

described)

of

the

person

concerned

unless
the relevant

Security Party or any

other member of the

Group shall
have satisfied

the Agent

that such

withdrawal, suspension

or cancellation

will not
affect

or

prejudice

in

any

way

the

ability

of

the

relevant

Security
Party or of

the relevant member

of the Group

to pay its

debts as they
fall

due

and

fund

its

commitments

or

any

guarantee

given

by

any
Security Party; or
(d)
any

other

member

of

the

Group

in

respect

of

the

Financial
Indebtedness is not honoured when due and called

upon
provided

that

the

amount

or

aggregate

amount

at

any

one

time,

of

all
Financial

Indebtedness

of

any

Security

Party

or

any

other

member

of

the
Group

in relation

to

which any

of the

foregoing events

shall have

occurred
and

be

continuing,

is

equal

to

or

greater

than

fifteen

million

Dollars
($15,000,000)

or

its

equivalent

in

the

currency

which

the

same

is
denominated or payable.
For the avoidance of doubt, for the purpose of this

Clause 13.1.4 references
to Financial Indebtedness shall exclude the Indebtedness.
13.1.5
Insolvency
(a)
A Security Party is unable or admits

inability to pay its debts as they
fall due,

suspends

making payments

on any

of its

debts or, by

reason
of actual

or anticipated

financial difficulties,

commences negotiations
with one

or more

of its

creditors with

a view to

rescheduling any of
its indebtedness.
(b)
The

value

of

the

assets

of

the

Guarantor

is

less

than

its

liabilities
(taking into account contingent and prospective liabilities other than commitments

in respect

of

vessels under

construction and

not yet
delivered to that Security Party).
(c)
A moratorium

is declared

in respect

of any

indebtedness

of a

Security
Party.
13.1.6
Insolvency proceedings Any corporate action, legal proceedings or other procedure or step is taken for:
(a)
the

suspension

of

payments,

a

moratorium

of

any

indebtedness,
winding-up,

dissolution,

administration,

bankruptcy

or
reorganisation

(by

way

of

voluntary

arrangement,

scheme

of
arrangement or otherwise) of a Security Party;
(b)
a

composition,

compromise,

assignment

or

arrangement

with

any
creditor of a Security Party;

(c)
the

appointment

of

a

liquidator,

receiver,

administrative

receiver,
administrator,

compulsory

manager,

or

trustee

or

other

similar
officer in respect of any Security Party or any of its assets;

or
(d)
enforcement

of

any

Encumbrance

over

any

assets

of

a

Security
Party,

or any analogous procedure or step is taken in any jurisdiction.
13.1.7
Creditors'

process
Any

expropriation,

attachment,

sequestration,

distress
or

execution

affects

any

asset

or

assets

of

a

Security

Party

and

is

not
discharged within seven (7) days.
13.1.8
Change

in

ownership

of

a

Borrower

or

the

Guarantor
(a) There

is any
change in

the ownership

of a

Borrower from that

advised at

the date

of this
Agreement

or

(b)

the

Palios

Family

(either

directly

or

indirectly

through
companies legally

and beneficially owned)

ceases to

own at

least 12.5%

of
the common

stock in

the Guarantor;

or (c)

the Palios

Family (either

directly
or

indirectly

through

companies

legally

and

beneficially

owned)

ceases

to
control at

least 25%

of the

maximum number

of votes

that might

be cast

in
respect

of

any

matter

submitted

to

the

vote

of

the

shareholders

of

the
Guarantor.
13.1.9
Repudiation

etc
A

Security

Party

or

any

other

person

(except

a

Finance
Party) repudiates

any of

the Relevant

Documents to

which that

Security Party
or person is a party or evidences an intention to do so.
No Event of Default under this

Clause 13.1.9 will occur if the

repudiation is in
relation to

a Charter

and such

repudiation is

beyond the

control of

the relevant
Borrower and,

if it

is capable

of remedy, is

remedied within

seven (7)

Business
Days of the Borrowers becoming aware of such repudiation.
13.1.10
Impossibility or

illegality
Any event occurs which would, or would with

the
passage of

time, render

performance of

any of

the Relevant

Documents by
a

Security

Party

or

any

other

party

to

any

such

document

impossible,
unlawful or unenforceable by a Finance Party or a Security

Party.
No Event of Default under

this Clause 13.1.11 will occur if the

impossibility or
illegality

is

in

relation

to

a

Charter

or

a

Management

Agreement

and

such
impossibility or

illegality is

beyond the

control of

the relevant

Borrower and,
if it is capable of

remedy, is

remedied within seven (7) Business Days of

the
Borrowers becoming aware of such impossibility or illegality.
13.1.11
Conditions

subsequent
Any

of

the

conditions

referred

to

in

Clause

3.4
( Conditions subsequent
) is

not satisfied

within the

time reasonably

required
by the Agent.

13.1.12
Revocation

or

modification

of

authorisation
Any

consent,

licence,
approval,

authorisation,

filing,

registration

or

other

requirement

of

any
governmental, judicial

or other public

body or authority

which is

now, or which
at

any

time

during

the

Facility

Period

becomes,

necessary

to

enable

a
Security Party

or any

other person

(except a

Finance Party)

to comply

with
any of

its obligations under

any of the

Relevant Documents is

not obtained,
is

revoked,

suspended,

withdrawn

or

withheld,

or

is

modified

in

a

manner
which

the

Agent

considers

is,

or

may

be,

prejudicial

to

the

interests

of

a
Finance Party, or ceases to remain in full force and effect.
No Event of

Default under this

Clause 13.1.12 will occur

if the revocation or
modification of authorisation is in relation to a Charter or a Management

Agreement and

such revocation

or modification

of authorisation

is beyond

the
control of

the relevant

Borrower and,

if it

is capable

of remedy,

is remedied
within seven

(7)

Business Days

of

the

Borrowers becoming

aware

of

such
revocation or modification of authorisation.
13.1.13
Curtailment

of

business

A Security

Party ceases,

or threatens

to cease,
to carry

on all

or a

substantial part

of its

business or, as

a result

of intervention
by or under the authority

of any government, the

business of a Security

Party
is wholly or partially curtailed or suspended, or all or a substantial part of the assets or undertaking

of a

Security Party is

seized, nationalised,

expropriated
or compulsorily acquired.
13.1.14
Reduction

of

capital
A Security

Party reduces

its

authorised or

issued or
subscribed capital.
13.1.15
Loss

of

Vessel
A Vessel

suffers a

Total

Loss or

is otherwise

destroyed or
abandoned,

or

a

similar event

occurs

in

relation

to

any

other

vessel

which
may from time to time be mortgaged to the Security Agent

as security for the
payment

of

all

or

any

part

of

the

Indebtedness,

except

that

a

Total

Loss
(which

term

shall for

the

purposes of

the

remainder of

this

Clause 13.1.12
include an event

similar to a

Total

Loss in relation to

any other vessel) shall
not be an Event of Default if:
(a)
that

Vessel

or

other

vessel

is

insured

in

accordance

with

the
Security

Documents

and

a

claim

for

Total

Loss

is

available

under
the terms of the

relevant insurances; and
(b)
no insurer

has refused

to meet

or has

disputed the

claim for

Total
Loss

and

it

is

not

apparent

to

the

Agent

in

its

discretion

that

any
such refusal or dispute is likely to occur; and
(c)
payment

of

all

insurance

proceeds

in

respect

of

the

Total

Loss

is
made in

full to

the Security

Agent within

one hundred

and twenty
(120) days of the

occurrence of the casualty giving

rise to the Total
Loss

in

question

or

such

longer

period

as

the

Agent

may

in

its
discretion agree.
13.1.16
Challenge

to

registration
The

registration

of

a

Vessel

or

a

Mortgage

is
contested or

becomes void

or voidable

or liable

to cancellation

or termination,
or the validity or priority of a Mortgage is contested.
13.1.17
War
The

country

of

registration

of

a

Vessel

becomes

involved

in

war
(whether or not declared)

or civil war or

is occupied by any

other power and
the Agent

in its

discretion considers

that, as

a result,

the security

conferred
by any of the Security Documents is materially prejudiced.

13.1.18
Notice of

termination
The Guarantor

gives notice

to the

Security Agent to
determine its obligations under the Guarantee.
13.1.19
Material

adverse

change
Any

event

or

series

of

events

occurs

which,

in
the opinion

of the

Agent, is

likely to

have a

materially adverse

effect on

the
business, assets, financial condition or credit worthiness of a Security

Party.

13.1.20
Arrest
A Vessel

is arrested or

detained or seized

by any

person other than
any

government

or

persons

acting

on

behalf

of

any

government

and

not
released

and

returned

to

the

possession

of

the

relevant

Borrower

within
fifteen (15)

Business Days

after the

arrest or

detention or

seizure in

question.
13.2 Acceleration
If an

Event of Default

is continuing the

Agent may by

notice to the

Borrowers cancel
any part of the Maximum Loan Amount not then advanced and:
13.2.1
declare that the

Loan, together with

accrued interest, and

all other amounts
accrued or

outstanding under

the Finance

Documents are

immediately due
and

payable,

whereupon they

shall become

immediately due

and

payable;
and/or
13.2.2
declare that the Loan is payable on demand, whereupon it shall immediately become payable on demand by the Agent.
14
Assignment and Sub-Participation
14.1 Lenders' rights
A Lender

may (A)

without the

Borrowers' prior

written consent

and so

long as

such
assignment does not

result in

any additional cost

to the Borrowers,

assign any of

its
rights

under

this

Agreement

to

any

of

its

branches,

wholly

owned

subsidiaries

and
affiliates or (B) subject to the Borrowers' prior written consent

(such consent not to be
unreasonably withheld

or delayed),

assign any

of its

rights under

this Agreement

or
transfer by novation

any of its

rights and

obligations under

this Agreement

to any other
bank or financial institution or, in each case (for the purpose of a securitisation of that
Lender's rights

or obligations

under the

Finance Documents

or a

similar transaction
of broadly equivalent economic effect) to any special purpose vehicle, and may grant sub-participations in all or any part of its Commitment.
14.2 Borrowers' co-operation
The Borrowers will co-operate fully with a Lender in

connection with any assignment,
transfer or sub-participation by that Lender; will execute and procure the execution of such

documents

as

that

Lender

may

require

in

that

connection;

and

irrevocably
authorise any Finance Party to disclose to any proposed assignee, transferee or sub-
participant (whether before

or after any

assignment, transfer or

sub-participation and
whether

or

not

any

assignment,

transfer

or

sub-participation

shall

take

place)

all
information relating

to the

Security Parties,

the Loan, the

Relevant Documents

and the
Vessels

which

any

Finance

Party

may

in

its

discretion

consider

necessary

or
desirable,

subject

to

the

execution

by

the

recipients

of

such

information

of

a
confidentiality undertaking substantially in the recommended form of the Loan Market
Association

at the relevant time.

14.3 Rights of assignee
Any

assignee

of

a

Lender

shall

(unless

limited

by

the

express

terms

of

the
assignment)

take

the

full

benefit

of

every

provision

of

the

Finance

Documents
benefitting

that

Lender

PROVIDED

THAT

an

assignment

will

only

be

effective

on
notification by the Agent to that

Lender and the assignee that the

Agent is satisfied it
has complied with

all necessary "Know your customer" or other similar checks under all applicable laws
and regulations in relation to the assignment to the assignee.
14.4 Transfer Certificates
If a

Lender wishes

to transfer

any of

its rights

and obligations

under or

pursuant to
this

Agreement,

it

may

do

so

by

delivering

to

the

Agent

a

duly

completed Transfer
Certificate, in which event on the Transfer Date:
14.4.1
to the extent that that

Lender seeks to transfer its rights

and obligations, the
Borrowers (on the

one hand) and

that Lender (on

the other) shall

be released
from further obligations towards the other;
14.4.2
the

Borrowers

(on

the

one

hand)

and

the

transferee

(on

the

other)

shall
assume obligations towards the other identical to those released pursuant to
Clause 14.4.1 ; and
14.4.3
the Agent, each of the Lenders and the transferee shall have the same

rights
and obligations between

themselves as they

would have had

if the transferee
had been an original party to this Agreement as a Lender with the rights and obligations transferred to it as a result of the transfer
PROVIDED THAT the Agent shall only be obliged to execute a Transfer Certificate once:
(a)
it is satisfied

it has complied

with all necessary

"know your customer"

or other
similar

checks

under

all

applicable

laws

and

regulations

in

relation

to

the
transfer to the transferee; and
(b)
the transferee has paid to the Agent for its own

account a transfer fee of two
thousand Dollars ($2,000).
The Agent

shall, as

soon as

reasonably practicable

after it

has executed

a Transfer
Certificate, send to the Borrowers a copy of that Transfer Certificate.
14.5 Finance Documents
Unless

otherwise

expressly

provided

in

any

Finance

Document

or

otherwise
expressly

agreed

between

a

Lender

and

any

proposed

transferee

and

notified

by
that

Lender

to

the

Agent

on

or

before

the

relevant

Transfer

Date,

there

shall
automatically be assigned to the transferee with

any transfer of a Lender's rights and
obligations

under

or

pursuant

to

this

Agreement

the

rights

of

that

Lender

under

or
pursuant to

the Finance

Documents (other

than this

Agreement) which

relate to

the
portion

of

that

Lender's

rights

and

obligations

transferred

by

the

relevant

Transfer
Certificate.
14.6 No assignment or transfer by the Borrowers

No

Borrower may

assign

any

of

its

rights

or

transfer

any

of

its

rights

or

obligations
under the Finance Documents.
14.7 Securitisation
A Lender

may disclose

the size

and term

of the

Loan and

the

name of

each of

the
Security Parties to any investor or potential investor in a securitisation

(or similar

transaction of

broadly equivalent

economic effect) of

that Lender's

rights or

obligations
under the Finance Documents.
15
The Agent, the Security Agent and the Lenders
15.1 Appointment
15.1.1
Each Lender appoints the

Agent to act as

its agent under and

in connection
with

the

Finance Documents

and

each

Lender and

the

Agent

appoints the
Security

Agent

to

act

as

its

security

agent

for

the

purpose

of

the

Security
Documents.
15.1.2
Each

Lender

authorises

the

Agent

and

each

Lender

and

the

Agent
authorises the Security Agent to

exercise the rights, powers, authorities and
discretions specifically given to the Agent or the Security Agent (as the case
may

be)

under or

in

connection with

the

Finance Documents

together

with
any other incidental rights, powers, authorities and discretions.
15.1.3
Except where the context otherwise requires or where

expressly provided to
the contrary, references

in this

Clause 15

to the

"
Agent
" shall

mean the

Agent
and the Security Agent individually and collectively.
15.2 Authority
Each

of

the

other

Finance

Parties

irrevocably

authorises

the

Agent

(subject

to
Clauses 15.4 ( Limitations on authority ) and 15.18 ( Instructions )):
15.2.1
to execute on

its behalf any

Finance Document (other than

this Agreement)
and

any

variation

or

amendment

of

any

Finance

Document

(including

this
Agreement);
15.2.2
to collect, receive, release or pay any money on its behalf;
15.2.3
acting on the instructions from time to time of the Majority Lenders to give or withhold

any

waivers,

consents

or

approvals

under

or

pursuant

to

any
Finance Document; and
15.2.4
acting

on

the

unanimous

instructions

from

time

to

time

of

the

Lenders

to
exercise,

or

refrain

from

exercising,

any

rights,

powers,

authorities

or
discretions

(including,

without

limitation,

determining

matters

to

be
acceptable

to

or

agreed

by

the

Agent)

under

or

pursuant

to

any

Finance
Document.

The Agent shall have no duties or responsibilities as agent or as security agent other
than

those

expressly

conferred

on

it

by

the

Finance

Documents

and

shall

not

be
obliged to act on any instructions from the Lenders or the Majority Lenders if to do so would,

in

the

opinion

of

the

Agent,

be

contrary

to

any

provision

of

the

Finance
Documents

or

to

any

law,

or

would

expose

the

Agent

to

any

actual

or

potential
liability to any third party.
15.3 Trust
The

Security

Agent

agrees

and

declares,

and

each

of

the

other

Finance

Parties
acknowledges, that, subject to the terms and conditions of this Clause

15.3, the

Security

Agent holds

the

Trust

Property on

trust

for

the

Finance Parties

absolutely.
Each

of

the

other

Finance

Parties

agrees

that

the

obligations,

rights

and

benefits
vested

in

the

Security

Agent

shall

be

performed

and

exercised

in

accordance

with
this Clause 15.3.

The Security Agent shall

have the benefit

of all of

the provisions of
this Agreement

benefiting it

in its

capacity as

security agent

for the

Finance Parties,
and all the powers

and discretions conferred on trustees

by the Trustee

Act 1925 (to
the extent not inconsistent with this Agreement). In addition:
15.3.1
the Security Agent and any attorney, agent or delegate of the Security Agent may indemnify itself or himself out of the Trust

Property against all liabilities,
costs, fees,

damages, charges,

losses and

expenses sustained

or incurred
by it or him in relation to

the taking or holding of any of

the Trust Property or
in

connection

with

the

exercise

or

purported

exercise

of

the

rights,

trusts,
powers

and

discretions

vested

in

the

Security

Agent

or

any

other

such
person

by or

pursuant to

the

Security Documents

or in

respect of

anything
else

done

or

omitted

to

be

done

in

any

way

relating

to

the

Security
Documents;
15.3.2
the

other

Finance

Parties

acknowledge

that

the

Security

Agent

shall

be
under no obligation to insure any property nor to require any other person to
insure any

property and shall

not be

responsible for any

loss which may

be
suffered

by

any

person

as

a

result

of

the

lack

or

insufficiency

of

any
insurance; and
15.3.3
the Finance

Parties agree

that the

perpetuity period

applicable to

the trusts
declared by this Agreement shall be the period of 125 years from the date of this Agreement.
The provisions of Part I

of the Trustee

Act 2000 shall not apply

to the Security Agent
or the Trust Property.
15.4 Limitations on authority
Except with the prior written consent of

all the Lenders, the Agent shall not

be entitled
to:
15.4.1
release or

vary any

security given

for the

Borrowers' obligations

under this
Agreement; nor
15.4.2
waive the payment

of any sum

of money

payable by any

Security Party under
the Finance Documents; nor
15.4.3
reduce the Margin; nor
15.4.4
change the meaning of the expression " Majority Lenders "; nor

15.4.5
change the order of

application of any

moneys set out

in this Agreement;

nor
15.4.6
exercise, or refrain from

exercising, any right,

power, authority

or discretion,
or

give

or

withhold

any

consent,

the

exercise

or

giving

of

which

is,

by

the
terms

of

this

Agreement,

expressly

reserved

to

the

Lenders

or

dependent
on the instructions of all the Lenders; nor
15.4.7
extend the

due date

for the

payment of

any sum

of money

payable by

any
Security Party under any Finance Document; nor

15.4.8
take

or

refrain

from

taking

any

step

if

the

effect

of

such

action

or

inaction
may

lead to

the

increase of

the obligations

of a

Lender under

any Finance
Document; nor
15.4.9
agree

to

change

the

currency

in

which

any

sum

is

payable

under

any
Finance Document (other

than in

accordance with the

terms of

the relevant
Finance Document); nor
15.4.10
agree to change this Clause 15.4;
and any

amendment or waiver

which relates

to any

of the

matters referred to

in this
Clause 15.4 shall

not be entered

into by the

Agent until all

the Lenders have

agreed
its terms.
15.5 Liability
Neither the Agent nor any

of its directors, officers,

employees or agents shall

be liable
to

the

Lenders

for

anything

done

or

omitted

to

be

done

by

the

Agent

under

or

in
connection

with

any

of

the

Relevant

Documents

unless

as

a

result

of

the

Agent's
gross negligence or wilful misconduct.
15.6 Acknowledgement
Each Lender acknowledges that:
15.6.1
it

has

not

relied

on

any

representation

made

by

the

Agent

or

any

of

the
Agent's directors,

officers, employees

or agents

or by

any other

person acting
or

purporting

to

act

on

behalf

of

the

Agent

to

induce

it

to

enter

into

any
Finance Document;
15.6.2
it

has

made

and

will

continue

to

make

without

reliance

on

the

Agent,

and
based

on

such

documents and

other

evidence as

it

considers

appropriate,
its own independent investigation of the

financial condition and affairs of

the
Security Parties in connection with the making and continuation of the

Loan;
15.6.3
it has made its own appraisal of

the creditworthiness of the Security Parties;
and
15.6.4
the Agent

shall not

have any

duty or

responsibility at

any time

to provide

it
with any credit or other information relating to

any Security Party unless that
information

is

received

by

the

Agent

pursuant

to

the

express

terms

of

a
Finance Document.
Each

Lender

agrees

that

it

will

not

assert

nor

seek

to

assert

against

any

director,
officer,

employee

or

agent

of

the

Agent

or

against

any

other

person

acting

or
purporting to

act on

behalf of

the Agent

any claim

which it

might have

against them
in respect of any of the matters referred to in this Clause 15.6.

15.7 Limitations on responsibility
The

Agent

shall

have

no

responsibility

to

any

Security

Party

or

to

any

Lender

on
account of:

15.7.1
the failure

of a

Lender or

of any

Security Party

to perform

any of

its obligations
under a Finance Document; nor
15.7.2
the financial condition of any Security Party; nor
15.7.3
the

completeness

or

accuracy

of

any

statements,

representations

or
warranties made in

or pursuant to

any Finance Document, or

in or pursuant
to

any

document

delivered

pursuant

to

or

in

connection

with

any

Finance
Document; nor
15.7.4
the

negotiation,

execution,

effectiveness,

genuineness,

validity,
enforceability,

admissibility

in

evidence

or

sufficiency

of

any

Finance
Document

or

of

any

document

executed

or

delivered

pursuant

to

or

in
connection with any Finance Document.
15.8 The Agent's rights
The Agent may:
15.8.1
assume that all

representations or warranties made

or deemed repeated by
any

Security

Party

in

or

pursuant

to

any

Finance

Document

are

true

and
complete,

unless,

in

its

capacity

as

the

Agent,

it

has

acquired

actual
knowledge to the contrary;
15.8.2
assume that

no Default has

occurred unless,

in its

capacity as the

Agent, it
has acquired actual knowledge to the contrary;
15.8.3
rely on any document or notice believed by it to be genuine;
15.8.4
rely as

to legal

or other

professional matters

on opinions and

statements of
any legal or other professional advisers selected or approved by it;
15.8.5
rely

as

to

any

factual

matters

which

might

reasonably

be

expected

to

be
within the

knowledge of

any Security

Party on

a certificate

signed by

or on
behalf of that Security Party; and
15.8.6
refrain from exercising

any right, power, discretion

or remedy unless

and until
instructed

to

exercise that

right,

power,

discretion or

remedy

and

as to

the
manner of

its exercise

by the

Lenders or

the Majority

Lenders (as

the case
may be)

and unless

and until

the Agent

has received from

the Lenders

any
payment which

the Agent

may require

on account

of, or

any security

which
the Agent

may require

for,

any costs, claims,

expenses (including legal

and
other

professional

fees)

and

liabilities

which

it

considers

it

may

incur

or
sustain in complying with those instructions.
15.9 The Agent's duties

The Agent shall:
15.9.1
if

requested

in

writing

to

do

so

by

a

Lender,

make

enquiry

and

advise

the
Lenders

as

to

the

performance

or

observance

of

any

of

the

provisions

of
any

Finance

Document by

any

Security

Party

or

as

to

the

existence

of

an
Event of Default; and

15.9.2
inform the Lenders

promptly of any

Event of Default

of which the

Agent has
actual knowledge.
15.10 No deemed knowledge
The

Agent

shall

not

be

deemed

to

have

actual

knowledge

of

the

falsehood

or
incompleteness of any representation

or warranty made

or deemed repeated by

any
Security Party or actual knowledge

of the occurrence of

any Default unless a Lender
or a Security Party

shall have given written notice

thereof to the Agent in

its capacity
as

the

Agent.

Any

information

acquired

by

the

Agent

other

than

specifically

in

its
capacity as the Agent shall not be deemed to be information acquired by the Agent in
its capacity as the Agent.
15.11 Other business
The Agent

may,

without any

liability to

account to

the Lenders,

generally engage

in
any kind

of banking or

trust business with

a Security Party

or with

a Security Party's
subsidiaries or associated companies or with a Lender as if it were not the Agent.
15.12 Indemnity
The

Lenders

shall,

promptly

on

the

Agent's

request,

reimburse

the

Agent

in

their
respective Proportionate Shares, for,

and keep the Agent

fully indemnified in respect
of

all

liabilities,

damages,

costs

and

claims

sustained

or

incurred

by

the

Agent

in
connection

with

the

Finance

Documents,

or

the

performance

of

its

duties

and
obligations,

or

the

exercise

of

its

rights,

powers,

discretions

or

remedies

under

or
pursuant to any Finance Document, to the extent not paid by the Security Parties

and
not arising solely from the Agent's gross negligence or wilful misconduct.
15.13 Employment of agents
In

performing

its

duties

and

exercising

its

rights,

powers,

discretions

and

remedies
under or

pursuant to

the Finance

Documents, the

Agent shall

be entitled

to employ
and pay agents to

do anything which

the Agent is empowered

to do under or

pursuant
to

the

Finance

Documents (including

the

receipt

of

money

and

documents

and

the
payment of money) and

to act or

refrain from taking action

in reliance on the

opinion
of,

or

advice

or

information

obtained

from,

any

lawyer,

banker,

broker,

accountant,
valuer or any other

person believed by

the Agent in good

faith to be competent

to give
such opinion, advice or information.
15.14 Distribution of payments

The

Agent

(which

term

shall

not

for

the

purposes

of

this

Clause

15.14

include

the
Security Agent)

shall pay

promptly to

the order

of each

Finance Party

every sum

of
money

received

by

the

Agent

pursuant

to

the

Finance Documents

for

that

Finance
Party and until so paid such amount shall be held by the Agent on trust absolutely for that

Finance

Party.

If

the

Agent

receives

a

sum

of

money

which

is

insufficient

to
discharge

all

the

amounts then

due

and

payable to

every

Finance

Party under

any
one or more of the Finance

Documents, the Agent shall

apply that sum in accordance
with

the

order

set

out

in

Clauses

10.10.5

to

10.10.10

inclusive

(
Application

of
moneys by Security Agent ).

15.15 Reimbursement
The Agent shall have no liability to pay any sum to a Lender until it has itself received
payment of

that sum.

If, however, the

Agent does

pay any

sum to

a Lender

on account
of any amount

prospectively due to

that Lender pursuant

to Clause 15.14 (
Distribution
of payments
) before it has itself received payment of

that amount, that Lender will, on
demand

by

the

Agent,

refund

to

the

Agent

an

amount

equal

to

the

sum

so

paid,
together with

an amount

sufficient to

reimburse the

Agent for

any interest

which the
Agent

may

certify

that

it

has

been

required

to

pay

on

money

borrowed to

fund

the
sum in

question during

the period

beginning on

the date

of payment

and ending

on
the date on which the Agent receives reimbursement.
15.16 Redistribution of payments
Unless otherwise agreed between the Lenders and the Agent, if at any time a Lender receives or recovers by way of

set-off, the exercise of any

lien or otherwise from any
Security Party, an amount greater than that Lender's Proportionate Share of any sum due from

that Security

Party to

the Lenders

under the

Finance Documents

(the amount
of the excess being

referred to in this

Clause 15.16 and in Clause

15.17 (
Rescission
of Excess Amount ) as the " Excess Amount ") then:
15.16.1
that Lender shall promptly notify

the Agent (which shall promptly

notify each
other Lender);
15.16.2
that Lender

shall pay

to the

Agent an

amount equal

to the

Excess Amount
within ten (10) days of its receipt or recovery of the Excess

Amount; and
15.16.3
the

Agent

shall

treat

that

payment

as

if

it

were

a

payment

by

the

Security
Party in

question on account

of the sum

due from that

Security Party to

the
Lenders and

shall account

to the

Lenders in

respect of

the Excess

Amount
in

accordance

with

the

provisions

of

Clause

15.14

(
Distribution

of
payments ).
However,

if

a

Lender

has

commenced

any

legal

proceedings

to

recover
sums

owing

to

it

under

the

Finance

Documents

and,

as

a

result

of,

or

in
connection

with,

those

proceedings

has

received

an

Excess

Amount,

the
Agent

shall

not

distribute

any

of

that

Excess

Amount

to

any

other

Lender
which

had

been

notified

of

the

proceedings and

had

the

legal

right

to,

but
did

not,

join

those

proceedings

or

commence

and

diligently

prosecute
separate proceedings to enforce its rights in the same or another court.
15.17 Rescission of Excess Amount

If all or any part of any

Excess Amount is rescinded or must otherwise be restored to
any Security

Party or

to any

other third

party,

the Lenders

which have

received any
part

of

that

Excess

Amount

by

way

of

distribution

from

the

Agent

pursuant

to

Clause 15.16 ( Redistribution of payments ) shall repay to the Agent for the account of the

Lender

which

originally

received

or

recovered

the

Excess

Amount,

the

amount
which

shall

be

necessary

to

ensure

that

the

Lenders

share

rateably

in

accordance
with

their

Proportionate

Shares

in

the

amount

of

the

receipt

or

payment

retained,
together with

interest on

that amount

at a

rate equivalent

to that

(if any)

paid by

the
Lender receiving or recovering

the Excess Amount

to the person

to whom that Lender
is liable

to

make

payment in

respect

of such

amount, and

Clause 15.16.3

(
Redistribution of
payments ) shall apply only to the retained amount.
15.18 Instructions
Where the Agent is

authorised or directed to act

or refrain from acting

in accordance
with the

instructions of

the Lenders

or of

the Majority

Lenders (as

the case

may be)
each of the Lenders

shall provide the Agent

with instructions within

three (3) Business
Days

of

the

Agent's

request

(which

request

may

be

made

orally

or

in

writing).

If

a
Lender

does

not

provide

the

Agent

with

instructions

within

that

period,

that

Lender
shall be

bound by

the decision

of the

Agent. Nothing

in this

Clause 15.18

shall limit
the right of

the Agent to

take, or

refrain from taking,

any action without

obtaining the
instructions of the Lenders

or the Majority Lenders (as

the case may be)

if the Agent
in its

discretion considers

it necessary

or appropriate

to take,

or refrain

from taking,
such action in order to preserve the

rights of the Lenders under or

in connection with
the Finance Documents. In

that event, the

Agent will notify the

Lenders of the

action
taken

by

it

as

soon

as

reasonably

practicable,

and

the

Lenders

agree

to

ratify

any
action taken by the Agent pursuant to this Clause

15.18.
15.19 Payments
All amounts payable

to a Lender

under this Clause

15 shall be

paid to such

account
at such bank as that Lender may from time to time direct in writing to the Agent.
15.20 "Know your customer" checks
Each Lender

shall promptly

upon the

request

of the

Agent supply, or

procure the

supply
of, such documentation and other

evidence as is reasonably requested

by the Agent
(for itself)

in order

for the

Agent to

carry out

and be

satisfied it

has complied with

all
necessary

"know

your

customer"

or

other

similar

checks

under

all

applicable

laws
and

regulations

pursuant

to

the

transactions

contemplated

in

the

Finance
Documents.
15.21 Resignation
Subject

to

a

successor

being

appointed

in

accordance

with

this

Clause

15.21,

the
Agent may

resign as

agent and/or

security agent

at any

time without

assigning any
reason by giving

to the Borrowers

and the Lenders

notice of its

intention to do

so, in
which event the following shall apply:
15.21.1
the

Lenders may

within thirty

(30) days

after the

date of

the

Agent's notice
appoint a successor to act as agent and/or security

agent or, if they fail to do
so,

the

Agent

may

appoint

any

other

bank

or

financial

institution

as

its
successor;

15.21.2
the

resignation

of

the

Agent

shall

take

effect

simultaneously

with

the
appointment

of

its

successor

on

written

notice

of

that

appointment

being
given to the Borrowers and the Lenders;
15.21.3
the Agent shall thereupon be discharged

from all further obligations as agent
and/or security agent but shall remain entitled to the benefit of the provisions
of this Clause 15; and

15.21.4
the Agent's successor

and each of

the other parties

to this

Agreement shall
have

the

same

rights

and

obligations

amongst

themselves

as

they

would
have had if that successor had been a party to this Agreement.
15.22 No fiduciary relationship
Except as provided in

Clauses 15.3 (
Trust ) and 15.14 ( Distribution of payments ), the
Agent shall not have any fiduciary

relationship with or be deemed

to be a trustee of or
for any other person and nothing contained in any Finance Document shall constitute a partnership between any two or more Lenders or between the Agent and any other
person.
16
Set-Off
A Finance Party

may set off any

matured obligation due

from the Borrowers

under any
Finance

Document (to

the

extent beneficially

owned

by

that

Finance Party)

against
any matured obligation owed by

that Finance Party to

any Borrower, regardless of the
place of

payment, booking

branch or

currency of

either obligation.

If the

obligations
are

in

different

currencies,

that

Finance

Party

may

convert

either

obligation

at

a
market rate of exchange in its usual course of business

for the purpose of the set-off.
17
Payments
17.1 Payments
Each

amount

payable

by

a

Borrower

under

a

Finance

Document

shall

be

paid

to
such

account

at

such

bank

as

the

Agent

may

from

time

to

time

direct

to

the
Borrowers in the Currency of Account and in such funds as are customary at the time
for

settlement

of

transactions

in

the

relevant

currency

in

the

place

of

payment.
Payment shall be deemed

to have been

received by the

Agent on the

date on which
the Agent receives

authenticated advice of receipt,

unless that advice

is received by
the

Agent

on

a

day

other

than

a

Business

Day

or

at

a

time

of

day

(whether

on

a
Business Day or not) when the Agent in

its discretion considers that

it is impossible

or
impracticable for the Agent to

utilise the amount received for

value that same day,

in
which event

the payment in

question shall be

deemed to have

been received by

the
Agent on the Business Day next following the date of receipt of advice by the Agent.
17.2 No deductions or withholdings
Each payment

(whether of

principal or

interest or

otherwise) to

be made

by a Borrower
under

a

Finance

Document

shall,

subject

only

to

Clause

17.3

(
Grossing-up
),

be
made free

and clear

of and

without deduction

for or

on account

of any

Taxes

(other
than

a FATCA

Deduction) or

other deductions,

withholdings, restrictions,

conditions
or counterclaims of any nature.
17.3 Grossing-up

If at

any time

any law

requires (or

is interpreted

to require)

a Borrower

to make

any
deduction

or

withholding

from

any

payment

(other

than

a

FATCA

Deduction),

or

to
change the

rate or

manner in

which any

required deduction

or withholding

is made,
under

a

Finance

Document,

the

Borrowers

will

promptly

notify

the

Agent

and,
simultaneously with

that payment,

will pay

to the

Agent whatever

additional amount
(after taking

into account

any additional

Taxes on, or deductions

or withholdings

from,

or

restrictions or

conditions on,

that additional

amount) is

necessary to

ensure that,
after the

deduction or

withholding,

the relevant

Finance

Parties receive

a net

sum equal
to

the

sum

which

they

would

have

received

had

no

deduction

or

withholding

been
made.
17.4 Evidence of deductions
If

at

any

time

a

Borrower

is

required

by

law

to

make

any

deduction

or

withholding
from any payment to be

made by it under a

Finance Document, that Borrower

will pay
the

amount

required

to

be

deducted

or

withheld to

the

relevant

authority

within

the
time

allowed

under

the

applicable

law

and

will,

no

later

than

thirty

(30)

days

after
making that

payment, deliver

to the

Agent an

original receipt

issued by

the relevant
authority,

or other evidence

acceptable to the

Agent, evidencing the

payment to that
authority of all amounts required to be deducted or withheld.
17.5 Adjustment of due dates
If any payment or

transfer of funds to

be made under a

Finance Document, other than
a

payment

of

interest

on

the

Loan,

shall

be

due

on

a

day

which

is

not

a

Business
Day,

that payment

shall be

made on

the next

succeeding Business

Day (unless

the
next

succeeding Business

Day

falls

in

the

next

calendar

month

in

which

event

the
payment shall

be made

on the

next preceding

Business Day).

Any such

variation of
time shall be taken into account in computing any interest in respect of that payment.
17.6 Control account
The

Agent shall

open

and maintain

on

its

books

a

control account

in

the

names of
the

Borrowers showing

the advance

of the

Loan and

the computation

and payment
of interest

and all

other sums

due under this

Agreement. The Borrowers'

obligations
to repay

the Loan

and to

pay interest

and all

other sums

due under

this Agreement
shall

be

evidenced

by

the

entries

from

time

to

time

made

in

the

control

account
opened and maintained under this Clause 17.6 and those entries will, in the absence
of manifest error, be conclusive and binding.
17.7 Clawback
The

Agent

shall

have

no

liability

to

pay

any

sum

to

the

Borrowers

until

it

has

itself
received

payment

of

that

sum.

If,

however,

the

Agent

does

pay

any

sum

to

the
Borrowers on account of any

amount prospectively due to the Borrowers

pursuant to
Clause 3

(
Advance)
before it

has itself

received payment

of that

amount, the

Borrowers
will,

on

demand

by

the

Agent,

refund

to

the

Agent

an

amount

equal

to

the

sum

so
paid, together with an amount sufficient to reimburse the Agent for any interest which the Agent may certify that it has been required to pay on money borrowed to fund the sum in

question during

the period

beginning on

the date

of payment

and ending

on
the date on which the Agent receives reimbursement.

17.8
FATCA

Deduction and gross-up by a Security

Party
(a)
Each

Party

may

make

any

FATCA

Deduction

it

is

required

to

make

by
FATCA

and

any

payment

required

in

connection

with

that

FATCA
Deduction,

and

no

Party

shall

be

required

to

increase

any

payment

in
respect of which it

makes

such

a

FATCA

Deduction

or

otherwise

compensate

the

recipient

of

the
payment for that FATCA

Deduction.
(b)
Each

Party

shall

promptly,

upon

becoming

aware

that

it

must

make

a
FATCA

Deduction

(or

that

there

is

any

change

in

the

rate

or

the

basis

of
such FATCA

Deduction), notify the

Party to

whom it

is making the

payment
and,

in

addition,

shall

notify

the

Borrowers

and

the

Agent

and

the

Agent
shall notify the other Finance Parties.
18
Notices
18.1 Communications in writing
Any communication to

be made

under or in

connection with this

Agreement shall be
made in writing and, unless otherwise stated, may be made by fax or letter.
18.2 Addresses
The address and

fax number

(and the department

or officer, if any, for

whose attention
the

communication

is

to

be

made)

of

each

party

to

this

Agreement

for

any
communication or document to be made or delivered under or

in connection with this
Agreement are:
18.2.1
in the case of the Borrowers:
c/o

Diana

Shipping

Services
S.A. Pendelis 16
175 64 Palaio Faliro
Athens
Greece

(fax

no:

+30

210

9470101),

email:
corpgov@dianashippingservices.com)
marked for the attention of Ms Margarita Veniou;
18.2.2
in the

case of

each Lender,

those appearing

opposite its name in

Schedule
2, Part 1 ( The Lenders and the Commitments ):
The Export-Import Bank of China
No.30,

Fu

Xing

Men

Nei

Street,

Xicheng
District

Beijing 100031,

The People's

Republic
of China (fax no: +86 10 8357 8428/29)
marked for the attention of: Transportation Finance Department
18.2.3
in

the

case

of

each

Arranger,

those

appearing

opposite

its

name

in
Schedule 2, Part 2 ( the Arrangers ):
The Export-Import Bank of China

No.30,

Fu

Xing

Men

Nei

Street,

Xicheng
District

Beijing 100031,

The People's

Republic
of China (fax no: +86 10 8357 8428/29)
marked for the attention of: Transportation Finance Department
18.2.4
in the case of the Agent:

The Export-Import Bank of China
No.30,

Fu

Xing

Men

Nei

Street,

Xicheng
District

Beijing 100031,

The People's

Republic
of China (fax no: +86 10 8357 8428/29)
marked for the attention of: Transportation Finance Department
18.2.5
in the

case of the

Security Agent:
The Export-Import Bank of China
No.30,

Fu

Xing

Men

Nei

Street,

Xicheng
District

Beijing 100031,

The People's

Republic
of China (fax no: +86 10 8357 8428/29)
marked for the attention of: Transportation Finance Department or any substitute

address, fax number,

department or officer

as any party

may notify
to the Agent (or the

Agent may notify to the

other parties, if a change

is made by the
Agent) by not less than five (5) Business Days' notice.
18.3 Delivery
Any communication or document

made or delivered by

one party to this

Agreement to
another under or in connection with this Agreement will only be effective:
18.3.1
if by way of fax, when received in legible form; or
18.3.2
if

by

way of

letter,

when

it

has been

left

at the

relevant address

or

five

(5)
Business

Days

after

being

deposited

in

the

post

postage

prepaid

in

an
envelope addressed to it at that address;
and,

if

a

particular

department

or

officer

is

specified

as

part

of

its

address

details
provided under Clause 18.2 ( Addresses ), if addressed to that department or officer.
Any communication or

document to be

made or delivered

to the Agent

will be effective
only when actually received by the Agent.
All notices from or to the Borrowers shall be sent through the Agent.
Any

communication

or

document

which

becomes

effective,

in

accordance

with

this
Clause 18.3,

after 5.00 p.m.

in the

place of receipt

shall be

deemed only to

become
effective on the following day.
18.4
Notification of address and fax

number
Promptly upon receipt of notification of an address, fax number or change of

address,
pursuant to Clause 18.2 ( Addresses
) or changing its own address or fax number,

the
Agent shall notify the other parties to this Agreement.
18.5 English language

Any notice

given under

or in

connection with

this Agreement

must be

in English.

All
other documents provided under or in connection with this Agreement must be:
18.5.1
in English; or

18.5.2
if not in English, and

if so required by the

Agent, accompanied by a certified
English translation and,

in this case,

the English translation

will prevail unless
the document is a constitutional, statutory or other official document.
19
Partial Invalidity
If, at

any time, any

provision of a

Finance Document is

or becomes illegal,

invalid or
unenforceable

in

any

respect

under

any

law

of

any

jurisdiction,

neither the

legality,
validity

or

enforceability

of

the

remaining

provisions

nor

the

legality,

validity

or
enforceability of such provision under

the law of any

other jurisdiction will in any

way
be affected or impaired.
20
Remedies and Waivers
No failure

to exercise, nor

any delay in

exercising, on the

part of

any Finance Party,
any

right

or

remedy

under

a

Finance

Document

shall

operate

as

a

waiver

of

any
such

right

or

remedy

or

constitute

an

election

to

affirm

any

of

the

Finance
Documents.

No election

to affirm

any of

the

Finance Documents

on the

part of

any
Finance Party shall be

effective unless it

is in writing.

No single or

partial exercise of
any right

or remedy shall

prevent any further or other exercise or

the exercise of any
other

right

or

remedy.

The

rights

and

remedies

provided

in

this

Agreement

are
cumulative and not exclusive of any rights or remedies provided by law.
21
Joint and several liability
21.1 Nature of liability
The

representations,

warranties,

covenants,

obligations

and

undertakings

of

the
Borrowers

contained

in

this

Agreement

shall

be

joint

and

several

so

that

each
Borrower shall be jointly and severally liable with all the Borrowers for all of the same and such

liability shall not

in any

way be

discharged, impaired

or otherwise

affected
by:
21.1.1
any forbearance

(whether as

to payment

or otherwise)

or any

time or

other
indulgence granted to

any other Borrower or

any other Security

Party under
or in connection with any Finance Document;
21.1.2
any

amendment,

variation,

novation

or

replacement

of

any

other

Finance
Document;
21.1.3
any

failure

of

any

Finance

Document

to

be

legal

valid

binding

and
enforceable in relation to

any other Borrower or

any other Security Party

for
any

reason;
21.1.4
the

winding-up

or

dissolution

of

any

other

Borrower

or

any

other

Security
Party;

21.1.5
the

release

(whether

in

whole

or

in

part)

of,

or

the

entering

into

of

any
compromise or

composition with,

any other

Borrower or

any other

Security
Party; or
21.1.6
any other act,

omission, thing or circumstance which

would or might,

but for
this provision, operate to discharge, impair or otherwise affect such liability.

21.2 No rights as surety
Until the Indebtedness has been unconditionally and irrevocably paid and discharged in full,

each Borrower

agrees that

it shall

not, by

virtue of

any payment

made under
this Agreement on account

of the Indebtedness or

by virtue of any

enforcement by a
Finance

Party

of

its

rights

under

this

Agreement

or

by

virtue

of

any

relationship
between, or

transaction involving,

the

relevant Borrower

and any

other Borrower

or
any other Security Party:
21.2.1
exercise any

rights of subrogation

in relation

to any rights,

security or

moneys
held or received or receivable by a Finance Party or any other person; or
21.2.2
exercise

any

right

of

contribution

from

any

other

Borrower

or

any

other
Security Party under any Finance Document; or
21.2.3
exercise

any

right

of

set-off

or

counterclaim against

any

other

Borrower or
any other Security Party; or
21.2.4
receive,

claim

or

have

the

benefit

of

any

payment,

distribution,

security

or
indemnity from any other Borrower or any other Security Party;

or
21.2.5
unless

so

directed

by

the

Agent

(when

the

relevant

Borrower

will

prove

in
accordance with

such directions),

claim as

a creditor

of any

other Borrower
or any other Security Party in competition with any Finance

Party
and

each

Borrower

shall

hold

in

trust

for

the

Finance

Parties

and

forthwith

pay

or
transfer (as appropriate)

to the Agent

any such payment

(including an amount

equal
to any such

set-off), distribution or

benefit of such security,

indemnity or claim

in fact
received by it.
22
Miscellaneous
22.1 No oral variations
No

variation

or

amendment of

a

Finance

Document

shall

be

valid

unless

in

writing
and signed on behalf of all the Finance Parties.
22.2 Further assurance
If any provision

of a Finance

Document shall be

invalid or unenforceable in

whole or
in part

by reason

of any

present or

future law

or any

decision of

any court,

or if

the
documents at any time held by or on behalf of the Finance Parties or any of them are considered

by the

Lenders for

any

reason

insufficient

to

carry

out

the

terms

of

this
Agreement,

then

from

time

to

time

the

Borrowers

will

promptly,

on

demand

by

the
Agent, execute or

procure the execution of

such further documents as

in the opinion
of the

Lenders are

necessary to

provide adequate

security for

the repayment

of the
Indebtedness.

22.3 Rescission of payments etc.
Any

discharge,

release

or

reassignment

by

a

Finance

Party

of

any

of

the

security
constituted by,

or any

of the

obligations of

a

Security Party

contained in,

a Finance
Document shall

be (and

be deemed

always to

have been)

void if

any act

(including,
without limitation, any payment) as a result of which such discharge,

release or

reassignment

was

given

or

made

is

subsequently

wholly

or

partially

rescinded

or
avoided by operation of any law.
22.4 Certificates
Any certificate

or statement

signed by

an authorised

signatory of

the Agent purporting
to

show

the

amount

of

the

Indebtedness

(or

any

part

of

the

Indebtedness)

or

any
other amount referred to

in any Finance Document

shall, save for manifest

error or on
any question of law, be conclusive evidence as against the Borrowers of that amount.
22.5 Counterparts
This Agreement may be executed

in any number of

counterparts each of which shall
be original but which shall together constitute the same instrument.
22.6 Contracts (Rights of Third Parties) Act 1999
A person who

is not a

party to

this Agreement has

no right under

the Contracts

(Rights
of

Third

Parties)

Act

1999

to

enforce

or

to

enjoy

the

benefit

of

any

term

of

this
Agreement.
22.7 Disclosure
Each

Borrower

irrevocably

authorises,

and

shall

procure

that

each

of

the

other
Security

Parties

authorises,

each

Finance

Party

to

disclose

from

time

to

time

any
information relating to the Security Parties, the Loan, the Commitments, the Earnings
Accounts,

the

Relevant

Documents

and

the

Vessels

to

(a)

any

private,

public

or
internationally recognised authorities,

(b) any

Finance Party's head

office, branches,
affiliates and

professional advisors, (c)

any other

parties to

the Finance

Documents,
(d) rating

agencies or their

professional advisors and

(e) any

person with whom

any
Finance

Party

proposes

entering

into,

or

has

entered

into,

contractual

relations

in
connection with the Loan or any

Commitment, provided in each case that the

person
to whom

such information

is to

be given

has entered

in a

confidentiality undertaking
substantially in the recommended

form of the Loan Market

Association at the relevant
time.
23
Law and Jurisdiction
23.1 Governing law
This Agreement and

any non-contractual

obligations arising

from or in

connection with
it shall in all respects be governed by and interpreted in accordance with English

law.
23.2 Jurisdiction

For

the

exclusive

benefit

of

the

Finance

Parties,

the

parties

to

this

Agreement
irrevocably agree that the

courts of England are to have

exclusive jurisdiction to settle
any dispute (a) arising from or in

connection with this Agreement or

(b) relating to any
non-contractual obligations arising from

or in connection with this

Agreement and that
any proceedings may be brought in those courts.

23.3 Alternative jurisdictions
Nothing

contained

in

this

Clause

23

shall

limit

the

right

of

the

Finance

Parties

to
commence

any proceedings

against the

Borrowers in

any other

court of

competent
jurisdiction nor shall the commencement of any proceedings against the

Borrowers in
one or

more jurisdictions

preclude the

commencement of

any proceedings

in any

other
jurisdiction, whether concurrently or not.
23.4 Waiver of objections
Each Borrower

irrevocably waives

any objection

which it

may now

or in

the future

have
to the laying

of the venue

of any proceedings

in any court

referred to in

this Clause 23,
and

any

claim

that

those

proceedings

have

been

brought

in

an

inconvenient

or
inappropriate

forum,

and

irrevocably

agrees

that

a

judgment

in

any

proceedings
commenced

in

any

such

court

shall

be

conclusive

and

binding

on

it

and

may

be
enforced in the courts of any other jurisdiction.
23.5 Service of process
Without prejudice to any other mode of

service allowed under any relevant law,

each
Borrower:
23.5.1
irrevocably

appoints

Hill

Dickinson

Services

(London) Ltd,

The

Broadgate
Tower,

20

Primrose

Street,

London EC2A

2EW

as

its

agent

for

service

of
process

in

relation

to

any

proceedings

before

the

English

courts

in
connection with this Agreement; and
23.5.2
agrees that failure by

a process agent to

notify any Borrower of

the process
will not invalidate the proceedings concerned.

Schedule 2
The Lenders and the Arrangers
Part 1
The Lenders and the Commitments
The Lenders

The Commitments
The Export-Import Bank of China

$58,440,000
No.30, Fu Xing Men Nei Street, Xicheng
District
Beijing

100031,

The

People's

Republic

of
China
(fax no: +86 10 8357 8428/29)
marked

for

the

attention

of:

Transportation
Finance Department

Part 2
The Arrangers
The Export-Import Bank of China
No.30,

Fu

Xing

Men

Nei

Street,

Xicheng
District

Beijing 100031,

The People's

Republic
of China (fax no: +86 10 8357 8428/29)
marked for the attention of: Transportation Finance Department

Schedule 3
Conditions Precedent and Subsequent
Part 1
Conditions precedent
1
Security Parties
(a)
Constitutional Documents
Copies of the constitutional documents of

each
Security Party

together with

such other

evidence

as

the Agent

may reasonably
require

that

each

Security

Party

is

duly

incorporated

in

its

country

of
incorporation and remains in existence with power to enter into, and perform its obligations under,

the Relevant Documents to

which it is

or is to

become
a party.
(b)
Certificates

of

good

standing
A
certificate of

good standing

in respect

of
each Security Party (if such a certificate can be obtained).
(c)
Board

resolutions
A copy

of a

resolution of

the board

of directors

of each
Security Party (and, in the case

of the Guarantor, of the executive committee
of the board of directors of the Guarantor):
(i)
approving the

terms of,

and the

transactions contemplated

by,

the
Relevant

Documents

to

which

it

is

a

party

and

resolving

that

it
execute those Relevant Documents; and
(ii)
authorising

a

specified

person

or

persons

to

execute

those
Relevant Documents

(and all

documents and

notices to

be signed
and/or despatched under those documents) on its

behalf.
(d)
Specimen

signatures
A

specimen

of

the

signature

of

each

person
authorised by the resolutions referred to in paragraph (c)

above.
(e)
Shareholder

resolutions

A copy

of a

resolution signed

by all

the holders
of

the

issued

shares

in

each

Security

Party

(other

than

the

Guarantor),
approving the terms

of, and the

transactions contemplated by,

the Relevant
Documents to which that Security Party is a party.
(f)
Officer's

certificates
A

certificate

of

a

duly

authorised

officer

of

each
Security

Party certifying

that

each copy

document relating

to

it

specified in
this Part 1 of Schedule 3 is correct, complete and in

full force and effect and
setting

out

the

names

of

the

directors,

officers

and

shareholders

of

that
Security Party and the proportion of shares held by each

shareholder.

(g)
Evidence

of

registration
Evidence

that

the

names

of

the

directors

and
officers of the Manager are duly

registered in the companies

registry or other
registry in the country of incorporation of the Manager.
(h)
Powers of attorney
The power of attorney of

each Security Party (notarially
attested

and

legalised

if

required)

under

which

any

documents

are

to

be
executed or transactions undertaken by that Security Party.
2
Security and related documents

(a)
Vessel documents
(a)
Photocopies, certified

as true,

accurate and

complete by

a director
or the secretary of the Borrower, of:
(i)
the Building Contract;
(ii)
such

documents

as

the

Agent

may

reasonably

require

to
evidence the nomination of or

novation in favour of (as

the
case

may

be)

the

Borrower

as

purchaser

of

the

Vessel
pursuant to the Building Contract;
(iii)
the builder's certificate and/or bill of sale transferring title in the

Vessel

to

the

Borrower

free

of

all

encumbrances,
maritime liens or other debts;
(iv)
the

protocol

of

delivery

and

acceptance

evidencing

the
unconditional physical delivery of the Vessel by the Builder to the Borrower pursuant to the Building

Contract;
(v)
the commercial

invoice issued

by the

Builder in

respect of
the final contract price of the Vessel;
(vi)
the

declaration

of

warranty

issued

by

the

Builder

to

the
Borrower pursuant to the Building Contract;
(vii)
any

charterparty

or

other

contract

of

employment

of

the
Vessel

which

will

be

in

force

on

the

Drawdown

Date
including, without limitation, any Charter;
(viii)
the Management Agreement;
(ix)
the

Vessel's

current

Safety

Construction,

Safety
Equipment,

Safety

Radio,

Oil

Pollution

Prevention

and
Load Line Certificates;
(x)
evidence

of

the

Vessel's

current

Certificate

of

Financial
Responsibility

issued

pursuant

to

the

United

States

Oil
Pollution Act 1990, if applicable;
(xi)
the Vessel's current SMC;
(xii)
the ISM Company's current DOC;
(xiii)
the Vessel's current ISSC;
(xiv)
the Vessel's current IAPPC;

(xv)
the Vessel's current Tonnage

Certificate;
in each case together with all addenda, amendments or supplements.
(b)
Evidence

of

Borrower's

title
Evidence

that

any

prior

registration

of

the
Vessel

in

the

ownership

of

the

Builder

and

any

Encumbrance

registered
against that ownership

have been cancelled

(or confirmation

from the

Builder

that there

was no

such prior

registration) and

evidence that

on the

Delivery
Date (i) the Vessel will

be at least provisionally

registered under an Approved
Flag in the ownership

of the Borrower and

(ii) the Mortgage

will be capable

of
being registered against the Vessel with first priority.
(c)
Evidence

of

insurance
Evidence that

the Vessel

is insured

in the

manner
required

by

the

Security

Documents

and

that

letters

of

undertaking

will

be
issued in

the manner

required by

the Security

Documents, together with

an
opinion on the Insurances by an insurance adviser appointed by the Agent

at
the cost of the Borrowers (to be borne directly by the

Borrowers).
(d)
Confirmation

of

class
A

Certificate

of

Confirmation

of

Class

for

hull

and
machinery

confirming

that

the

Vessel

is

classed

with

the

highest

class
applicable to

vessels

of

her

type

with

Bureau

Veritas

or

NKK,

as

the

case
may be, and

on a dual

basis with China Classification Society

or such other
classification

society

as

may

be

acceptable

to

the

Agent

free

of

material
overdue recommendations or adverse notations, in case affecting class.
(e)
Valuations Two valuations of the Vessel from Approved Brokers acceptable to

the

Agent

addressed

to

the

Agent

to

be

issued

in

accordance

with

the
requirements of

Clause 10.13
(Fair Market

Value determination)
certifying the
Fair

Market

Value

of

the

Vessel

in

order

for

the

Lenders

to

assess
compliance

with

Clause

10.12

(
Additional

security
)

and

determine

the
Maximum

Tranche Amount.
(f)
Security Documents
The Mortgage and

the Assignments in

respect of

the
Vessel,

the

Managers'

Undertaking,

the

Guarantee,

the

Account

Charges,
the Negative

Share Pledges,

together with

all other

documents required

by
any

of

them,

including,

without

limitation,

all

notices

of

assignment

and/or
charge

and

evidence

that

those

notices

will

be

duly

acknowledged

by

the
recipients.
(g)
Mandates Such duly signed forms of mandate, and/or other evidence of the opening of the Earnings Accounts, as the Security Agent may

require.
(h)
No

disputes
The

written

confirmation

of

the

Borrower

that

there

is

no
dispute under any of the Relevant Documents as between the parties to any such document.
(i)
Account

Holder's

confirmation
The

written

confirmation

of

the

Account
Holder that the Accounts have

been opened with the

Account Holder and to
its actual knowledge

are free from

Encumbrances and rights of

set off

other
than as created by or pursuant to the Security Documents.

(j)
Equity

contribution
Evidence of

full payment

to the

Builder of

any part

of
the contract price of the Vessel under the Building Contract which is payable on

or

before the

relevant

Drawdown Date

and

which

is

not

being

financed
by

the

Loan, including

without

limitation that

part of

the

delivery

instalment
not being financed by the Loan.
(k)
Cash

balance
Written

statement of

account issued

by the

Account Holder
and

a

Compliance

Certificate

signed

by

Chief

Financial

Officer

of

the
Guarantor,

each

confirming that

the

Borrowers

are

in

compliance

with

the

financial covenant of Clause

12.2.1, to be delivered

to the Agent on

or before
the

due

date

for

delivering the

Drawdown

Request

pursuant to

Clause 4.1
( Drawdown Request ).
(l)
Other

Relevant

Documents
Copies

of

each

of

the

Relevant

Documents,
including the Shareholder Letter,

not otherwise comprised in the

documents
listed in this Part 1 of Schedule 3.
3
Legal opinions
(a)
If

a

Security

Party

is

incorporated

in

a

jurisdiction

other

than

England

and
Wales

or if

any Finance Document

is governed

by the

laws of

a jurisdiction
other

than

England

and Wales,

a

legal

opinion

of

the

legal

advisers to

the
Agent in each

relevant jurisdiction, substantially

in the form or

forms provided
to

the

Agent

prior

to

signing

this

Agreement

or

confirmation

satisfactory to
the Agent that such an opinion will be given.
4
Other documents and evidence
(a)
Drawdown Notice A duly completed Drawdown Notice.
(b)
Process agent
Evidence that any

process agent referred

to in

Clause 23.5
(
Service

of

process
)

and

any

process

agent

appointed

under

any

other
Finance Document has accepted its appointment.
(c)
Other

authorisations
A

copy

of

any

other

consent,

licence,

approval,
authorisation

or

other

document,

opinion

or

assurance

which

the

Agent
considers

to

be

necessary

or

desirable

(if

it

has

notified

the

Borrowers
accordingly)

in

connection

with

the

entry

into

and

performance

of

the
transactions

contemplated

by

any

of

the

Relevant

Documents

or

for

the
validity and enforceability of any of the Relevant

Documents.
(d)
Financial

statements
Copies of

the Original

Financial Statements

of each
Borrower and the Guarantor.
(e)
Compliance

Certificate
A

Compliance

Certificate

signed

by

the

Chief
Financial

Officer

of

the

Guarantor

setting

out

(in

reasonable

detail)
computations as

to compliance

with Clause

12.2 (
Financial covenants ) and
Clause 10.12 ( Additional Security
) as at the date as at

which the Guarantor's
latest financial statements were drawn up, to be delivered to the Agent on or before

the

due

date

for

delivering

the

Drawdown

Request

pursuant

to
Clause 4.1 ( Drawdown Request ).
(f)
Fees
Evidence

that

the

fees,

costs

and

expenses

then

due

from

the
Borrowers

under

Clause

8

(
Indemnities
)

and

Clause

9

(
Fees
)

have

been
paid or will be paid by the relevant Drawdown Date.

(g)
"Know

your

customer"

documents
Such

documentation

and

other
evidence as

is reasonably

requested by

the Agent

in order

for the

Lenders
to

comply

with

all

necessary

"know

your

customer"

or

similar

identification
procedures

in

relation

to

the

transactions

contemplated

in

the

Finance
Documents,

including

(without

limitation)

documentation

in

relation

to

the

Borrowers, the Guarantor's signatories

to the Finance

Documents, directors
and the Shareholder.

Part 2
Conditions subsequent
1 Evidence of Borrower's title
Certificate of

ownership and encumbrance

(or equivalent)

issued by

the Registrar of
Ships

(or

equivalent

official)

of

the

Approved

Flag

confirming that

(a)

the

Vessel

is
permanently

registered

under

that

flag

in

the

ownership

of

the

Borrower,

(b)

the
Mortgage has

been registered

with first

priority against

the Vessel

and (c)

there are
no further Encumbrances registered against the Vessel.
2 Letters of undertaking
Letters

of

undertaking

in

respect

of

the

Insurances

as

required

by

the

Security
Documents

together

with

copies

of

the

relevant

policies

or

cover

notes

or

entry
certificates duly endorsed with the interest of the Finance Parties.
3 Acknowledgements of notices
Acknowledgements of all notices of

assignment and/or charge given pursuant to

any
Security Documents received by the Agent pursuant to Part

1 of this Schedule 3.
4 Legal opinions
Such of the

legal opinions specified

in Part 1

of this Schedule

3 as have

not already
been provided to the Agent.
5 Master's receipt
If applicable, the master's receipt for the Mortgage.

Schedule 4
Form of Drawdown Notice
To: The Export-Import Bank of China
From:
Aster

Shipping

Company

Inc.
Aerik Shipping Company Inc.
[

] 2016
Dear Sirs
Drawdown Notice
We refer to the Loan

Agreement dated

2016

made

between

ourselves

and
yourselves (the " Agreement ").
Words

and

phrases

defined

in

the

Agreement

have

the

same

meaning

when

used

in

this
Drawdown Notice.
[Pursuant

to

Clause

3.1

of

the

Agreement,

we

irrevocably

request

that

you

advance

the
Tranche

in

respect

of

the

Vessel

with

hull

number

[H2548]

[H2548]

[DY2006]

in

the

sum

of

[

] to us on

20

,
which is a

Business Day, by paying the

amount of that

Tranche in accordance

with the terms

of
the Building Contract for hull no. [H2548] [H2549].]
OR*
[Pursuant to

Clause 3.3

(
Prepositioning of

funds
) of the

Agreement, we

irrevocably request

that
you advance the Tranche in respect of the Vessel with hull number [H2548] [H2548] [DY2006]
in the sum

of [

] to us

on

20
, which

is a

Prepositioning Date, by

prepositioning such sum

in accordance with

the terms of
the Building Contract for hull no. [H2548] [H2549].

We acknowledge that the prepositioning of
such funds

shall constitute

an advance

of the

Vessel

Loan under

Clause 3

(Advance) of

the
Agreement.]
We warrant that

the representations

and warranties

contained in Clause

10.1 of the

Agreement
are true

and

correct

at

the date of

this Drawdown Notice

and

will be true and correct

on

20 , that no Default has occurred and is continuing, and that no Default will result
from the advance of the Tranche requested in this Drawdown Notice.
We

select

the

period

of

[

]

months

as

the

first

Interest

Period.
Yours faithfully

.................................
For and on behalf of
Aster Shipping Company Inc.

Aerik Shipping Company Inc.
*Delete as appropriate

Schedule 5
Form of Transfer Certificate
To:
The

Export–Import

Bank

of

China
Transfer Certificate
This

transfer

certificate

relates

to

a

secured

loan

facility

agreement

(as

from

time

to

time
amended, varied, supplemented or novated the "
Loan

Agreement
") dated

2016,
on the terms and subject

to the conditions of which

a secured loan facility

of up to $58,440,000
was made

available to

Aster Shipping

Company Inc.

and Aerik

Shipping Company

Inc. on

a
joint and several basis by a syndicate of banks on whose behalf you act as agent and security agent.
1
Terms

defined

in

the

Loan

Agreement

shall,

unless

otherwise

expressly

indicated,
have

the

same

meaning

when

used

in

this

certificate. The

terms

"
Transferor
"

and
" Transferee " are defined in the schedule to this certificate.
2
The Transferor:
2.1
confirms

that

the

details

in

the

Schedule

under

the

heading

"
Transferor's
Commitment " accurately summarise its Commitment; and
2.2
requests

the

Transferee

to

accept

by

way

of

novation

the

transfer

to

the
Transferee

of

the

amount

of

the

Transferor's

Commitment

specified

in

the
Schedule by counter-signing and delivering this certificate to the Agent at its
address for communications specified in the Loan

Agreement.
3
The Transferee requests the Agent to

accept this certificate as being delivered to the
Agent pursuant to

and for the

purposes of clause

14.4 of the

Loan Agreement so

as
to

take

effect

in

accordance

with

the

terms

of

that

clause

on

the

Transfer

Date
specified in the Schedule.
4
The Agent

confirms its

acceptance of

this certificate

for the

purposes of

clause 14.4
of the Loan Agreement.
5
The Transferee confirms that:
5.1
it

has

received

a

copy

of

the

Loan

Agreement

together

with

all

other
information which it has required in connection with this

transaction;
5.2
it has

not relied and

will not in

the future rely

on the Transferor

or any other
party to

the Loan Agreement

to check or

enquire on

its behalf

into the legality,
validity,

effectiveness,

adequacy,

accuracy

or

completeness

of

any

such
information; and

5.3
it has

not relied and

will not in

the future rely

on the Transferor

or any other
party to the Loan Agreement to keep under review

on its behalf the financial
condition, creditworthiness, condition,

affairs, status or

nature of any

Security
Party.
6
Execution

of

this

certificate

by

the

Transferee

constitutes

its

representation

and
warranty to the Transferor and to all other parties to the Loan Agreement that it has the power to become a party to the

Loan Agreement as a Lender on the terms

of the
Loan Agreement

and has

taken all

steps to

authorise execution

and delivery

of this
certificate.
7
The Transferee

undertakes with

the Transferor

and each

of the

other parties

to

the
Loan Agreement

that it will

perform in accordance

with their terms

all those obligations
which by the terms of

the Loan Agreement will be assumed

by it after delivery of this
certificate

to

the

Agent

and

the

satisfaction

of

any

conditions

subject

to

which

this
certificate is expressed to take effect.
8
The Transferor

makes no

representation or

warranty and

assumes no

responsibility
with respect

to the

legality,

validity,

effectiveness, adequacy

or enforceability

of any
Finance

Document

or

any

document

relating

to

any

Finance

Document,

and
assumes

no responsibility

for the

financial condition

of any

Finance Party

or

for the
performance

and

observance

by

any

Security

Party

of

any

of

its

obligations

under
any Finance

Document or any

document relating to any

Finance Document and

any
conditions and warranties implied by law are expressly

excluded.
9
The

Transferee

acknowledges

that

nothing

in

this

certificate

or

in

the

Loan
Agreement shall oblige the Transferor to:
9.1
accept a re-transfer

from the Transferee of

the whole or

any part of

the rights,
benefits and/or obligations transferred pursuant to this certificate;

or
9.2
support

any

losses

directly

or

indirectly

sustained

or

incurred

by

the
Transferee for any

reason including, without limitation, the

non-performance
by any party to any Finance Document of any obligations under any Finance
Document.
10
The address

and fax

number of

the Transferee

for the

purposes of

clause 18

of the
Loan Agreement are set out in the Schedule.
11
This certificate

may be

executed in

any number

of counterparts

each of

which shall
be original but which shall together constitute the same instrument.
12
This certificate and

any non-contractual obligations

arising out of or

in connection with
it shall be governed by and interpreted in accordance with English law.
The Schedule
1
Transferor:
2
Transferee:
3
Transfer Date

(not earlier than the

fifth Business Day after

the date of delivery

of the
Transfer Certificate to the Agent):

4
Transferor's Commitment:
5
Amount transferred:
6
Transferee's

address

and

fax

number

for

the

purposes

of

clause

18

of

the

Loan
Agreement:

[ name of Transferor
]

[
name of Transferee ]
By:

By:
Date:

Date:
The

Export-Import Bank

of

China
as Agent
By:
Date:

Schedule 6
Form of Compliance Certificate
To: The Export – Import Bank of China
From: Diana Shipping Inc.
Dated:
Dear Sirs
Aster

Shipping

Company

Inc.
and
Aerik

Shipping

Company

Inc.

-

Loan

Agreement
dated [

] 2016 (the "Agreement")
We refer to the Agreement. This is

a Compliance Certificate. Terms

defined in the Agreement
have

the

same

meaning

when

used

in

this

Compliance

Certificate

unless

given

a

different
meaning in this Compliance Certificate.
We confirm that:
We

maintain

Cash

of

not

less

than

five

hundred

thousand

Dollars

($500,000)

for

each
Fleet Vessel;
Each

Borrower

maintains

in

the

relevant

Earnings

Account

a

credit

balance of

not

less

than
two hundred thousand Dollars ($200,000);
The Adjusted Net Worth

is not less than

one hundred and fifty million Dollars

($150,000,000);
and
The Adjusted Net Worth exceeds twenty five per cent (25%) of the Total Assets.
We also confirm that the

Borrowers are in compliance with Clause 10.12

(
Additional Security )
[and that no Default is continuing.]
Signed by
Chief

Financial

Officer

of
Diana

Shipping
Inc.

In witness
of which the parties to this

Agreement have executed this Agreement the day and
year first before written.
Signed by
As duly authorized for and on behalf of
Aster Shipping Company Inc.
signature of witness

signature
print name
name address

print name of witness
Signed by
As duly authorized for and on behalf of
Aerik Shipping Company Inc.
signature of witness

signature
print name
name address

print name of witness
Signed by
As duly authorized for and on behalf of
The Export-Import Bank of China
(as the Lender)

signature

Signed by
As duly authorized for and on behalf of The Export-Import Bank of China (as the Arranger)
signature of witness

signature
print name
name address

print name of witness
Signed by
As duly authorized for and on behalf of The Export-Import Bank of China (as the Agent)
signature of witness

signature
print name
name address

print name of witness
Signed by
As duly authorized for and on behalf of The Export-Import Bank of China (as the Security Agent)

signature

Signatures
The Borrowers
Executed
as

a

deed

by
Aster

Shipping

Company

Inc.
acting

by

its

attorney-in-

fact/authorised
signatory*
(*delete as applicable)
in the presence of:

----------------------------------
signature
print name
signature of witness
print name of witness
address of witness
Executed
as

a

deed

by
Aerik

Shipping

Company

Inc.
acting

by

its

attorney-in-

fact/authorised
signatory*
(*delete as applicable)
in the presence of:

----------------------------------
signature
print name
signature of witness
print name of witness
address of witness

The Guarantor
Executed as a deed by Diana Shipping Inc. acting by its attorney-in-fact/authorised signatory*
(*delete as applicable)
in the presence of:

----------------------------------
signature
print name
signature of witness
print name of witness
address of witness
The Other Obligor
Executed
as

a

deed

by
Diana

Shipping

Services

S.A.
acting

by

its

attorney-in-

fact/authorised
signatory*
(*delete as applicable)
in the presence of:

----------------------------------
signature
print name
signature of witness
print name of witness
address of witness

The Lenders
Executed
as a

deed by
The

Export-Import Bank

of

China
acting by

its attorney-in-

fact/authorised
signatory*
(*delete as applicable)
in the presence of:

----------------------------------
signature
print name
signature of witness
print name of witness
address of witness
The Arranger
Executed
as a

deed by
The

Export-Import Bank

of

China
acting by

its attorney-in-

fact/authorised
signatory*
(*delete as applicable)
in the presence of:

----------------------------------
signature
print name
signature of witness
print name of witness
address of witness

The Agent
Executed
as a

deed by
The

Export-Import Bank

of

China
acting by

its attorney-in-

fact/authorised
signatory*
(*delete as applicable)
in the presence of:

----------------------------------
signature
print name
signature of witness
print name of witness
address of witness
The Security Agent
Executed
as a

deed by
The

Export-Import Bank

of

China
acting by

its attorney-in-

fact/authorised
signatory*
(*delete as applicable)
in the presence of:

----------------------------------
signature
print name
signature of witness
print name of witness
address of witness